                                                                    Exhibit 99.4

                                                                       EXECUTION

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                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                               as Master Servicer

                                       and

                      THORNBURG MORTGAGE HOME LOANS, INC.,

                                    as Seller

                                       and

                      THORNBURG MORTGAGE HOME LOANS, INC.,

                                   as Servicer

                                   ----------

                               SERVICING AGREEMENT

                            Dated as of March 1, 2002

                                   ----------

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                                Table of Contents

                                                                                             Page
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ARTICLE I. DEFINITIONS....................................................................     2

ARTICLE II. PASS- THROUGH TRANSFERS; SELLER'S ENGAGEMENT

                                       -i-

   Section 6.02   Remedies for Breach of Representations and Warranties of the Servicer...    37
   Section 6.03   Additional Indemnification by the Servicer; Third Party Claims..........    38
   Section 6.04   Indemnification with Respect to Certain Taxes and Loss of REMIC Status..    39

   Section 7.04   Sub-Servicing Agreements; Sub-Servicing Acknowledgment Agreement;

                              EXHIBITS & SCHEDULES

EXHIBIT A   Form of Transfer Notice
EXHIBIT B   Form of Custodial Account Letter Agreement
EXHIBIT C   Form of Escrow Account Letter Agreement
EXHIBIT D   Master Servicer Data Field Requirements and Calculation of Realized Loss

                                      -ii-

                               SERVICING AGREEMENT

     THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of March, 2002, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("TMHL"), in its capacity as seller (the "Seller"), TMHL, in its capacity as servicer (the "Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION, as master servicer (the "Master Servicer"), recites and provides as follows:

                                    RECITALS

     WHEREAS, TMHL owns and services certain residential Mortgage Loans (the
"Mortgage Loans");

     WHEREAS, CENLAR FSB, a federal savings bank (the "Sub-Servicer")
sub-services certain of the Mortgage Loans for TMHL pursuant to that certain
Sub-Servicing Agreement, dated as of February 22, 2000, by and between THORNBURG
MORTGAGE, INC. ("TMI") and the Sub-Servicer, as amended by that certain
Amendment to Sub-Servicing Agreement, dated as of October 31, 2000, by and among
TMI, the Sub-Servicer and TMHL (the Sub-Servicing Agreement, together with the
Amendment to Sub-Servicing Agreement, shall collectively be referred to hereinafter as the "Superseded Sub-Servicing Agreement");

     WHEREAS, TMHL, as Seller, from time to time may convey certain of the
Mortgage Loans, on a servicing-retained basis, to one or more Trusts, as defined herein, under one or more Trust Agreements, as defined herein, in connection with a Pass-Through Transfer, as defined herein, with Wells Fargo Bank
Minnesota, National Association as the Master Servicer;

     WHEREAS, upon the Effective Date, as defined herein, of any such
Pass-Through Transfer, the Mortgage Loans shall become Securitized Loans, as defined herein;

     WHEREAS, in connection with any such Pass-Through Transfer, the Seller and the Master Servicer desire that the Servicer service any Securitized Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as provided herein;

     WHEREAS, the Master Servicer shall be obligated under each Trust Agreement, among other things, to supervise the servicing of the Securitized Loans subject to the Trust Agreement on behalf of the related Trust, and shall have the right to terminate the rights and obligations of the Servicer under this Agreement or under the Agreement relating to specified Securitized Loans upon the occurrence and continuance of an Event of Default as provided herein;

     WHEREAS, the Seller, the Servicer and the Master Servicer intend that each
Trustee be a third party beneficiary of this Agreement;

     WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder with regard to specified Securitized Loans (exclusive of the Seller's rights and obligations as owner of the servicing rights

                                      -1-

relating to such Securitized Loans) to the related Trust or Trustee, and that each reference herein to the Seller with regard to specified Securitized Loans is intended, unless otherwise specified, to mean the Seller or such Trust or
Trustee, as assignee of the specified Securitized Loans;

     WHEREAS, this Agreement shall supersede the Superseded Servicing Agreement in its entirety with respect to any Securitized Loans;

     WHEREAS, the parties hereto mutually acknowledge and agree that, pursuant to Section 7.04 of this Agreement, the Sub-Servicer will contemporaneously herewith enter into a Sub-Servicing Acknowledgment Agreement (the "Sub-Servicing
Agreement") of even date herewith, pursuant to which the Sub-Servicer will sub-service the Securitized Loans on behalf of the Servicer in accordance with the terms of this Agreement and will have the benefit of certain rights of the
Servicer under this Agreement, other than those under Section 7.04 hereof.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer, the Seller and the Servicer
hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     The following terms are defined as follows (except as otherwise agreed in writing by the parties):

     Accepted Servicing Practices: With respect to any Securitized Loan, those mortgage servicing practices that prudent mortgage lending institutions would employ in servicing their own portfolio of mortgage loans of the same type as the Securitized Loans in the jurisdiction where the related Mortgaged Property is located.

     Adjustable Rate Securitized Loan: A Securitized Loan under which the
Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the related Mortgage Note.

     Adverse REMIC Event: Taking (or causing to be taken) any action, or failure to take (or failure to cause to be taken) any action, that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth on Section 860G(d) of the Code).

     Advancing Person: As defined in Section 4.03 hereof.

     Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

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     Ancillary Income: All income derived from the Securitized Loans (other than the (i) Servicing Fee or (ii) Prepayment Charges or Servicer Prepayment Charge
Payment Amounts attributable to the Securitized Loans), including but not limited to late charges, penalty interest, any interest paid on funds deposited in the Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, modification fees, optional insurance administrative fees and all other incidental fees and charges.

     Assignment of Mortgage: An assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of such Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Securitized Loans secured by Mortgaged
Properties located in the same jurisdiction, if permitted by law.

     Balloon Securitized Loan: Any Securitized Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its originally scheduled Maturity Date and which has a final scheduled payment that is proportionately large in comparison to other scheduled payments.

     Balloon Payment: The final scheduled payment in respect of a Balloon
Securitized Loan.

     Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking and savings and loan institutions in the States of California, New
York, Maryland, New Mexico, Minnesota and, with respect to any Trust, the jurisdiction in which the related Trustee conducts its trust business, are authorized or obligated by law or executive order to be closed.

     Certificates: Any or all of the certificates or other securities issued pursuant to a Trust Agreement.

     Certificate Registrar: The registrar appointed pursuant to the Trust
Agreement.

     Closing Date: The actual date of closing of any Pass-Through Transfer, without regard to the Effective Date thereof.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Condemnation Proceeds: All awards of settlements in respect of a Mortgaged
Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Securitized
Loan documents.

     Conventional Loan: A conventional residential first or second lien fixed or adjustable rate Securitized Loan that is neither FHA insured nor VA guaranteed.

                                      -3-

     Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

     Credit Risk Manager: With respect to Securitized Loans covered by a Trust
Agreement, any credit risk manager or loss mitigation advisor under such Trust
Agreement.

     Custodial Account: The account created and maintained by the Servicer pursuant to Section 3.03.

     Custodial Agreement: With respect to Securitized Loans covered by a Trust
Agreement, the custodial agreement relating to custody of such Securitized Loans between a Custodian and the related Trustee, as acknowledged by the Servicer, dated as of the related Effective Date.

     Custodian: A custodian of Securitized Loans under any Custodial Agreement.

     Delinquent: For reporting purposes, a Securitized Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Securitized Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is not such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for
"60 days Delinquent" and the second immediately succeeding month and "90 days
Delinquent" and the third immediately succeeding month.

     Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a
Business Day, the next succeeding Business Day.

     Depositor: With respect to Securitized Loans covered by a Trust Agreement , the Person to which the Seller transfers Mortgage Loans, or any successor in interest to such Person, which Person in turn transfers such Mortgage Loans to a
Trustee in a Pass-Through Transfer.

     Distressed Securitized Loan: As of any Effective Date, any related
Securitized Loan that was Delinquent in payment for a period of 90 days or more as of the first calendar day of the month in which such Effective Date occurs, without giving effect to any grace period permitted by the related Mortgage Note or for which the Servicer has accepted a deed in lieu of foreclosure. No
Securitized Loan shall be considered delinquent for the purpose of this definition by virtue of the related Mortgagor having made payment to the prior servicer.

     Distribution Date: The 25th day of each month (or if such day is not a
Business Day, the next succeeding Business Day).

     Due Date: The day of the calendar month on which the Monthly Payment is due on a Securitized Loan, exclusive of any days of grace. With respect to the
Securitized Loans for which payment from the Mortgagor is due on a day other than the first day of the calendar

                                      -4-

month, such Securitized Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance
Date and ending on the first day of the month of the Remittance Date.

     Effective Date: The effective date of any Pass-Through Transfer as set forth in the Transfer Notice.

     Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the
Determination Date in each month:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, including Federal Housing Administration debentures, but excluding any of such securities whose terms do not provide for a payment of a fixed dollar amount upon maturity or call for redemption ("Direct Obligations") and Freddie Mac senior debt obligations;

          (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, a Trustee, the Master Servicer or any agent of a Trustee or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each related Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

          (iii) repurchase agreements collateralized by direct obligations of, or securities guaranteed by, Ginnie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each related Rating Agency in its highest short-term rating category;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each related Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each related Rating Agency; provided, however, that

                                      -5-

securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the
Custodial Account to exceed 20% of the aggregate principal amount of all
Eligible Investments in the Custodial Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each related Rating Agency in its highest short-term rating category;

          (vi) a Qualified GIC (as defined in the Trust Agreement);

          (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of
America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

          (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, rated in the highest rating category by each related Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which a Trustee, the Master Servicer or any affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the related Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered,
(y) a Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement or a Trust
Agreement, and (z) services performed for such funds and pursuant to this
Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120%
of the yield to maturity at par of such underlying obligations.

     Errors and Omissions Insurance: Errors and Omissions Insurance to be
maintained by the Servicer in accordance with the Master Servicing Guide.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

     Escrow Payments: With respect to any Securitized Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments

                                       -6-

required to be escrowed by the Mortgagor with the mortgagee pursuant to the
Mortgage or any other document.

     Event of Default: Any of the events which may result in a termination for cause set forth in Section 8.01.

     Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: The Federal Housing Administration, an agency within HUD or any successor thereto and including the Federal Housing Commissioner and the
Secretary of HUD where appropriate under the FHA Regulation.

     Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the Master Servicing Guide.

     Fixed Rate Securitized Loan: Any Securitized Loan as to which the Mortgage
Interest Rate set forth in the Mortgage Note is fixed for the term of such
Securitized Loan.

     Final Recovery Determination: With respect to any defaulted Securitized
Loan or any REO Property (other than any Securitized Loan or REO Property repurchased from the Trust), a determination made by the Servicer that all
Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expect to be finally recoverable in respect thereof have been so recovered.

     Fitch: Fitch, Inc., or any successor in interest.

     Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

     Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar provided for in the related
Trust Agreement.

     HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this
Agreement, is also deemed to include subdivisions thereof such as the FHA and
Ginnie Mae.

     Insurance Proceeds: With respect to each Securitized Loan, proceeds of insurance policies insuring the Securitized Loan or the related Mortgaged
Property, including, but not limited to, proceeds from any PMI Policy, to the extent any such proceeds are not to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans for its own account, subject to the terms and conditions of the related Mortgage
Note and Mortgage.

     Issuer: The issuer of any Certificates pursuant to the Trust Agreement.

                                       -7-

     LIBOR: The three-month London InterBank Offered Rate as published in the
Wall Street Journal on the first Business Day of the month of any
Remittance Date.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Securitized Loan, whether through the sale or assignment of such
Securitized Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Securitized Loan.

     Master Servicer: With respect to each Trust Agreement, Wells Fargo Bank
Minnesota, National Association, or any successor in interest, or if any successor Master Servicer shall be appointed as provided in such Trust
Agreement, then such successor Master Servicer.

     Master Servicing Guide: The Wells Fargo Bank Minnesota, N.A. Servicing
Guide, original dated January, 1997, as amended July, 2001, and all amendments or additions thereto, including as amended hereby. The Servicer shall have the right to all exceptions to the Master Servicing Guide as set forth in that certain Amended and Restated Correspondent Loan Purchase Agreement of even date herewith by and between First Republic Bank and TMHL.

     MERS: Mortgage Electronic Registration Systems, Inc., a Delaware
corporation, or any successor in interest thereto.

     MERS Eligible Securitized Loan: Any Securitized Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

     MERS Securitized Loan: Any Securitized Loan as to which the related
Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage
Note.

     Monthly Advance: With respect to each Remittance Date and each Securitized
Loan, an amount equal to the Monthly Payment (with the interest portion of such
Monthly Payment adjusted to the Securitized Loan Remittance Rate) that was due on the Securitized Loan, and that was Delinquent at the close of business on the first day of the month in which such Remittance Date occurs, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries (including Liquidation
Proceeds and Insurance Proceeds) in respect of such Securitized Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Securitized Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Securitized Loan.

     Moody's: Moody's Investors Service, Inc. or any successor in interest.

                                      -8-

     Mortgage: The mortgage, deed of trust or other instrument securing a
Mortgage Note, which creates a first or second lien on a fee simple estate in real property securing the Mortgage Note.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note net of any Relief Act Reduction.

     Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Net Sale Proceeds: The proceeds from the sale of REO Property, net of all expenses and advances incurred by the Servicer in connection with such sale, including, without limitation, legal fees and expenses, referral fees, brokerage commissions, conveyance taxes and any other related expense.

     Non-MERS Eligible Securitized Loan: Any Securitized Loan other than a MERS
Eligible Securitized Loan.

     Non-MERS Securitized Loan: Any Securitized Loan other than a MERS
Securitized Loan.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Master Servicer or the Seller, as applicable.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the related Trustee, the Master Servicer, and the Seller, provided that any Opinion of Counsel relating to qualification of the Securitized Loans in a REMIC or compliance with the REMIC Provisions must be an opinion of counsel acceptable to the related Trustee, the Master Servicer, and the Seller, who (i) is in fact independent of the Seller and the Servicer,
(ii) does not have any material direct or indirect financial interest in either the Seller or the Servicer or any affiliate of any such entity and (iii) is not connected with either the Seller or the Servicer as an officer, employee, director or person performing similar functions.

     Pass-Through Transfer: The sale or transfer by TMHL of some or all of the
Securitized Loans to a Depositor for transfer to a Trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction or similar transaction, in each case in which TMHL is retained as a Servicer thereunder, with Wells Fargo Bank Minnesota, National
Association as the Master Servicer.

                                      -9-

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Insurer: Any Qualified Insurer issuing a PMI Policy with respect to a
Securitized Loan.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a
Qualified Insurer, as required by this Agreement and the Trust Agreement with respect to certain Securitized Loans.

     Prepayment Charge: With respect to any Securitized Loan and Remittance
Date, the charges or premiums, as specified in the Prepayment Charge Schedule, if any, due in connection with a full or partial prepayment of such Securitized
Loan during the immediately preceding Prepayment Period in accordance with the terms thereof (but excluding any Servicer Prepayment Charge Payment Amount).

     Prepayment Charge Schedule: A data field in the schedule of Securitized
Loans to be attached to the Transfer Notice, the form of which is attached hereto as Exhibit A, which sets forth the amount of the Prepayment Charge and the term during which the Prepayment Charge is imposed with respect to a
Securitized Loan.

     Prepayment Interest Shortfall Amount: With respect to any Securitized Loan that was subject to a Principal Prepayment in full or in part during any Due
Period, which Principal Prepayment was applied to such Securitized Loan prior to such Securitized Loan's Due Date in such Due Period, the amount of interest that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such
Securitized Loan and ending on the day immediately preceding such Due Date, inclusive.

     Prepayment Period: With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Remittance Date occurs.

     Principal Prepayment: Any payment by a Mortgagor of principal (other than a
Balloon Payment) or other recovery of principal on a Securitized Loan that is recognized as having been received or recovered in advance of its scheduled Due
Date and applied to reduce the principal balance of the Securitized Loan in accordance with the terms of the Mortgage Note.

     Qualified Depository: With respect to each Pass-Through Transfer, any of
(i) a depository the accounts of which are insured by the FDIC (to the limits established by such corporation) and the debt obligations of which are rated P-1
(or its equivalent) or better by each Rating Agency rating the related
Certificates; or (ii) the corporate trust department of any bank the debt obligations of which are rated A-1 (or its equivalent) or better by each such
Rating Agency.

                                      -10-

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Freddie Mac and Fannie Mae.

     Qualifying Substitute Mortgage Loan: A mortgage loan permitted under the terms of a Trust Agreement to be substituted for a related Securitized Loan.

     Rating Agency: With respect to Certificates issued by or in connection with a Trust, any of Fitch, Moody's or S&P which assigns a rating to such
Certificates, and their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Person, designated by the
Seller, written notice of which designation shall be given to the related
Trustee, the Master Servicer and the Servicer.

     Relief Act Reduction: With respect to any Securitized Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers' and Sailors' Civil Relief Act of
1940, as amended, any amount by which interest collectible on such Securitized
Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest
Rate without giving effect to such reduction.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any calendar month.

     REO Disposition: The final sale or other disposition by the Servicer of any
REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO
Disposition pursuant to Section 3.12.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or by deed in lieu of foreclosure pursuant to
Section 3.12 hereof.

     Residual Certificate: Any residual certificate or "Class R" Certificate issued under any Trust Agreement.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill
Companies, Inc., or any successor in interest.

     Securitized Loan: An individual Mortgage Loan that from time to time becomes subject to this Agreement pursuant to a Pass-Through Transfer, each
Securitized Loan subject to this Agreement being identified on a schedule to the
Transfer Notice, the form of which is attached as Exhibit A hereto, which
Securitized Loan includes without limitation the Securitized Loan documents, the
Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation

                                      -11-

Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such
Securitized Loan.

     Securitized Loan Remittance Rate: With respect to each Securitized Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

     Securitized Loan Schedule: The schedule of Securitized Loans to be attached to the Transfer Notice, a form of which is attached hereto as Exhibit A, setting forth information with respect to such Securitized Loans as agreed to by the
Seller, the Servicer and the Master Servicer, including, but not limited to (i)
any MERS identification number (if available) with respect to each MERS
Securitized Loan or MERS Eligible Securitized Loan, (ii) a data field indicating whether such Securitized Loan is insured under a PMI Policy and identifying the related Qualified Insurer, (iii) a Prepayment Charge Schedule and (iv) the
Servicing Fee Rate.

     Servicer: TMHL or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

     Servicer Prepayment Charge Payment Amount: The amount payable by the
Servicer in respect of any waived Prepayment Charges pursuant to Section 3.15 hereof.

     Servicing Advances: All customary, reasonable and necessary "out of pocket"
costs and expenses other than Monthly Advances (including reasonable attorneys'
fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property,
(b) any enforcement of administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property
(including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 3.12 hereof)
if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d)
taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage and (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property.

     Servicing Fee: With respect to each Due Period and any Securitized Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii)
the Scheduled Balance of such Securitized Loan as of the related Determination
Date. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement, and the
Servicing Fee is subject to reduction for compensating interest under Section
4.04 hereof.

     Servicing Fee Rate: The servicing fee rate, stated as either a number of basis points or as a percentage, for each Securitized Loan, as reflected in the schedule of Securitized Loans to be attached to the Transfer Notice, the form of which is attached hereto as Exhibit A.

                                      -12-

     Servicing File: The items pertaining to a particular Securitized Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Securitized Loan, which are held in trust for the related Trust by the Servicer.

     Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Securitized Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master
Servicer upon request, as such list may from time to time be amended.

     Sub-Servicer: Cenlar FSB, a federal savings bank, pursuant to the
Sub-Servicing Agreement, or its successor in interest.

     Sub-Servicing Agreement: That certain Sub-Servicing Acknowledgment
Agreement of even date with this Agreement, by and between the Servicer and the
Sub-Servicer.

     Superseded Sub-Servicing Agreement: That certain Sub-Servicing Agreement, dated as of February 22, 2000, by and between TMI and the Sub-Servicer, as amended by that certain Amendment to Sub-Servicing Agreement, dated as of
October 31, 2000, by and among TMI, the Sub-Servicer and TMHL.

     Thornburg Mortgage Securities Trusts: One or more trusts to be formed by a
Trust Agreement as part of a Pass-Through Transfer, pursuant to each of which a numbered series of Certificates will be issued.

     TMHL: As defined in the first paragraph of this Agreement.

     TMI: Thornburg Mortgage, Inc.

     Transfer Notice: The Transfer Notice referred to in Section 2.01 hereof, in the form attached hereto as Exhibit A.

     Trust: The trust established by the Trust Agreement, the assets of which consist of the transferred Securitized Loans and any other assets provided for in the related Trust Agreement.

     Trust Agreement: Any trust agreement, pooling and servicing agreement, indenture or comparable documents by and among some or all of the Issuer, the
Master Servicer, the Depositor and a Trustee (and which may include other parties) creating a Trust and/or otherwise effectuating a Pass-Through Transfer.

     Trustee: Any trustee or trust with respect to the transferred Securitized
Loans in any Pass-Through Transfer, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust
Agreement, then such successor trustee or such co-trustee, as the case may be.

     VA: The Veterans Administration, an agency of the United States of America, or any successor thereto, including the Administration of Veterans Affairs.

                                      -13-

     ANY CAPITALIZED TERMS USED AND NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE
MEANINGS ASCRIBED TO SUCH TERMS IN THE RELATED TRUST AGREEMENT SPECIFIED IN THE
TRANSFER NOTICE.

                                   ARTICLE II.

           PASS- THROUGH TRANSFERS; SELLER'S ENGAGEMENT OF SERVICER TO
                       PERFORM SERVICING RESPONSIBILITIES

     Section 2.01 Pass-Through Transfers.

     The Seller and the Servicer agree that from time to time the Seller shall effect the sale or transfer of some or all of the Mortgage Loans to a Trust to be formed as part of a Pass-Through Transfer. The Servicer shall cooperate with the Seller in connection with any Pass-Through Transfer contemplated by the
Seller pursuant to this Section 2.01, including without limitation providing requested information and reports to, and otherwise cooperating with, any Credit
Risk Manager. In connection therewith, the Servicer shall provide to the Seller and any Trustee, Trust, Depositor, underwriter, initial purchaser or Credit Risk
Manager in connection with a Pass-Through Transfer, as the case may be: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as such parties shall reasonably request; and, (ii)
such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by such parties or the Master Servicer or any Rating Agency, as the case may be, in connection with such transactions. The Seller shall provide the
Servicer with a Transfer Notice with respect to any such Pass-Through Transfer, including a schedule of Mortgage Loans which have been transferred, the
Effective Date of the Pass-Through Transfer and the name and address of the related Trustee. Upon the Effective Date of such a Pass-Through Transfer, (A)
the Servicer and the Seller agree that the provisions of this Agreement shall go into effect with respect to the Securitized Loans to which the Transfer Notice relates, and (B) the Servicer agrees to recognize the Trustee and Trust with respect to the transferred Mortgage Loans in the Pass-Through Transfer, or the
Master Servicer acting on their behalf, as having the same rights under this
Agreement as the Seller with respect to such transferred Mortgage Loans, including without limitation the right to terminate the Servicer under this
Agreement.

     Section 2.02 Contract for Servicing; Possession of Servicing Files.

     The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Securitized Loans. On or before each Closing Date, the Seller shall cause to be delivered to the Servicer or to the Sub-Servicer the Servicing
Files with respect to the Securitized Loans listed in the schedule attached to the applicable Transfer Notice. Each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trust; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Securitized Loan documents shall be on behalf of the Trust for the sole purpose of facilitating servicing of the related Securitized Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity

                                      -14-

only. The ownership of each Mortgage Note, Mortgage, and the contents of the
Servicing File shall be vested in the Trust and the ownership of all records and documents with respect to the related Securitized Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trust and shall be retained and maintained, in trust, by the Servicer on behalf of the
Trust in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Securitized Loan by the Trust. The
Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

     Section 2.03 Books and Records.

          (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to a Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause the
Mortgage or Assignment of Mortgage, as applicable, with respect to each related
MERS Eligible Securitized Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded.

          (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee on behalf of the Trust shall be recorded as to each
Non-MERS Securitized Loan in those jurisdictions where the Servicer obtains an
Opinion of Counsel that recordation of such an Assignment of Mortgage is required, unless instructions to the contrary are delivered to the Servicer, in writing, by the Trustee. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the
Servicer, at the expense of the Seller, shall cause such related Assignment of
Mortgage to be properly recorded in each public recording office where such
Non-MERS Eligible Securitized Loans are recorded, to the extent that the
Servicer obtains an Opinion of Counsel that recordation of such an Assignment of
Mortgage is required.

          (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the related
Non-MERS Securitized Loans.

          (d) All rights arising out of the Securitized Loans shall be vested in the related Trust, subject to the Servicer's right to service and administer the
Securitized Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Securitized Loan, other than the
Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to that compensation as set forth in
Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the related Trust pursuant to the terms of this Agreement.

          (e) Any out-of-pocket costs incurred by the Servicer pursuant to this
Section 2.03 and Section 3.01(a), including any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of

                                      -15-

the Seller), shall be reimbursed to the Servicer by the Seller within five (5)
Business Days of receipt by the Seller of an invoice for reimbursement. The
Trust shall not reimburse the Seller for any such reimbursement to the Servicer.

                                  ARTICLE III.

                       SERVICING OF THE SECURITIZED LOANS

     Section 3.01 Servicer to Service.

     The Servicer, as an independent contractor, shall service and administer the Securitized Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing
Practices. The Servicer may designate the sub-servicer to perform the obligations hereunder, provided that such designation shall not relieve the
Servicer of such obligations.

     The Seller and the Servicer additionally agree as follows:

          (a) The Servicer shall (A) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible
Securitized Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (B) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Securitized Loans; (C) prepare for recording or cause to be recorded, subject to Section 2.03(b) hereof, all
Assignments of Mortgage with respect to Non-MERS Securitized Loans in the name of the related Trust; (D) pay the recording costs pursuant to Section 2.03 hereof; and/or (E) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller its out-of-pocket costs for the preparation and recordation of the Mortgages and
Assignments of Mortgage. After the expenses of such recording costs pursuant to
Section 2.03 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder.

          (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as
the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the
Mortgagor of each Securitized Loan of the transfer of the servicing thereto to the Servicer.

          (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

     Consistent with the terms of this Agreement and except as provided in
Section 3.15 hereof, the Servicer may waive any late payment charge, assumption fee or other fee (other than a Prepayment Charge) that may be collected in the ordinary course of servicing the Securitized Loans. The Servicer shall not make any future advances to any Mortgagor under any Securitized

                                      -16-

Loan, and (unless the Mortgagor is in default with respect to the Securitized
Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Securitized Loan, including any modification that would change the
Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Securitized Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Securitized Loan, the Servicer shall, on the Business
Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a)
such month's principal and one month's interest at the Securitized Loan
Remittance Rate on the unpaid principal balance of such Securitized Loan and (b)
the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. The Servicer may permit modifications to a
Securitized Loan which are authorized by the express terms of either an allonge to the related Mortgage Note or an addendum to the related Mortgage in existence as of the Effective Date. If TMHL wishes to make a modification to a Securitized
Loan which is not permitted under this Section 3.01, then TMHL must repurchase such Securitized Loan from the related Trust on the terms and conditions provided in the Trust Agreement. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the related Trust, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Securitized
Loans and with respect to the Mortgaged Properties. Upon the written request of the Servicer, the Trustee shall execute and deliver to the Servicer, within the later of fifteen days from the Closing Date or within fifteen days of such
Servicer request, any powers of attorney (one for each county in which any of the Mortgaged Properties are located) and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 3.02 Collection of Securitized Loan Payments.

     Continuously from the Closing Date until the date each Securitized Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Securitized Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Securitized Loans and each related Mortgaged
Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 3.03 Establishment of and Deposits to Custodial Account.

          (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Securitized Loans separate and apart from any of its own funds and general assets and shall establish and maintain a Custodial
Account, in the form of a time deposit or demand account, titled "Thornburg
Mortgage Home Loans, Inc. in trust for one or more Thornburg

                                      -17-

Mortgage Securities Trusts." The Custodial Account shall be established with a
Qualified Depository. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04 hereof. The creation of the Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to each Trustee and the Master Servicer.

          (b) The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date:

               (i) all payments on account of principal received on the
Securitized Loans, including all Principal Prepayments;

               (ii) all payments on account of interest received on the
Securitized Loans adjusted to the applicable Securitized Loan Remittance Rate;

               (iii) all Prepayment Charges received or any Servicer Prepayment
Charge Payment Amounts to be paid by the Servicer to the related Trust;

               (iv) all Liquidation Proceeds;

               (v) all Insurance Proceeds (other than any amounts immediately applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor);

               (vi) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

               (vii) any Prepayment Interest Shortfall Amount required to be paid by the Servicer;

               (viii) all Monthly Advances made by the Servicer or an Advancing
Person pursuant to Section 4.03;

               (ix) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

               (x) any amounts received with respect to or related to any REO
Property or REO Disposition Proceeds;

               (xi) any amounts required to be deposited pursuant to Section
3.11 in connection with any losses realized on Eligible Investments with respect to funds held in the Custodial Account;

                                      -18-

               (xii) any amounts required to be deposited by the Servicer pursuant to Section 3.16(a) in connection with any unpaid claims that are a result of a breach by the Servicer or any sub-servicer of its obligations hereunder or under a PMI Policy;

               (xiii) any amounts received by it under any PMI Policy; and

               (xiv) any other amount required hereunder to be deposited by the
Servicer in the Custodial Account.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges, penalty interest and insufficient fund charges, (ii) assumption and modification fees,
(iii) other Ancillary Income and (iv) the Servicing Fee need not be deposited by the Servicer into the Custodial Account.

     Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer as additional servicing compensation and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04 of this
Agreement. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue for the benefit of the Servicer.

     Section 3.04 Permitted Withdrawals From Custodial Account.

     The Servicer shall, from time to time, withdraw funds from the Custodial
Account for the following purposes:

               (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

               (ii) in the event the Servicer has elected not to retain the
Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Securitized Loan (including late collections of interest on such Securitized Loan, or interest portions of
Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Securitized
Loan;

               (iii) to pay itself investment earnings on funds deposited in the
Custodial Account;

               (iv) to transfer funds to another Qualified Depository in
accordance with Section 3.11 hereof;

               (v) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

                                      -19-

               (vi) to reimburse itself to the extent of funds held in the
Custodial Account for Monthly Advances of the Servicer's funds made pursuant to
Section 4.03. The Servicer's right to reimburse itself pursuant to this subclause (vi) with respect to any Securitized Loan shall be limited to amounts received on or in respect of the related Securitized Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly
Advance was made, it being understood that in the case of any such reimbursement the Servicer's right thereto shall be prior to the rights of the related Trust;
provided, however, that following the final liquidation of a Securitized Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such
Securitized Loan from any funds in the Custodial Account relating to Securitized
Loans in the same Trust, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the related Trust. The Servicer may recover at any time from amounts on deposit in the Custodial Account with respect to Securitized Loans in the same Trust the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the related Securitized Loan. In addition, the Servicer may, at any time, withdraw from the Custodial Account funds that are held for future distribution (i.e., were not included in the principal and interest for the preceding Distribution Date) to reimburse itself for Monthly Advances previously made by the Servicer;

               (vii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (vii) with respect to any Securitized Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance
Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Securitized Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the related Trust;

               (viii) to reimburse the Servicer for expenses incurred by, and reimbursable to, the Servicer pursuant to Section 6.03, but only to extent such amounts are determined to be reimbursable by the related Trust pursuant to
Section 6.03;

               (ix) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Section 3.12 from funds with respect to Securitized
Loans in the same Trust to the extent not previously reimbursed under clause
(vii) of this Section 3.04;

               (x) to withdraw funds with respect to Securitized Loans in the same Trust necessary for the operation, management and maintenance of any REO related property to the extent not previously reimbursed under clause (vii) of this Section 3.04;

               (xi) to withdraw any funds deposited to the Custodial Account in error; and,

               (xii) to clear and terminate the Custodial Account upon the termination of this Agreement;

                                      -20-

     Notwithstanding the foregoing clauses (vi) and (vii), no Monthly Advances or Servicing Advances shall be required to be made by the Servicer if such
Monthly Advance or Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable. The determination by the Servicer that it has made a nonrecoverable Monthly Advance or Servicing Advance, or that any proposed Monthly Advance or Servicing Advance would be a nonrecoverable advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the
Master Servicer.

     Section 3.05 Establishment of and Deposits to Escrow Account.

     The Servicer shall segregate and hold all funds collected and received pursuant to a Securitized Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain an
Escrow Account, in the form of a time deposit or demand account, titled
"Thornburg Mortgage Home Loans, Inc. in trust for one or more Thornburg Mortgage
Securities Trusts." The Escrow Account shall be established with a Qualified
Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the
Servicer in accordance with Section 3.06. The creation of the Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to each Trustee and the Master Servicer.

     The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Securitized Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation
Proceeds that are to be applied to the restoration or repair of any Mortgaged
Property.

     The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
3.06. The Servicer shall retain any interest paid on funds deposited in the
Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the related Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 3.06 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                                      -21-

          (i) to effect payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to refund to any related Mortgagor any funds found to be in excess of the amounts required under the terms of the related Securitized Loan;

          (iii) as permitted by applicable state law, for transfer to the
Custodial Account and application to reduce the principal balance of the related
Securitized Loan in accordance with the terms of the related Mortgage and
Mortgage Note;

          (iv) for application to restore or repair the related Mortgaged
Property in accordance with the Master Servicing Guide;

          (v) to pay to the Servicer, or the related Mortgagor to the extent required by law, any interest paid on the funds with respect to a Securitized
Loan deposited in the Escrow Account; and

          (vi) to reimburse itself for any Servicing Advances made with respect to Escrow Payments for a Securitized Loan or the related Mortgaged Properties, but only from amounts received on the related Securitized Loan which represent late collections of Escrow Payments thereunder;

          (vii) to withdraw any funds deposited into the Escrow Account in error; and

          (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

     The Servicer will be responsible for the administration of the Escrow
Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the
Escrow Accounts or Custodial Account to the extent not collected from a
Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the related Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of such
Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to such Mortgaged Property being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on such Mortgaged Property.

     Section 3.07 Restoration of Mortgaged Property.

     The Servicer need not obtain the approval of the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be
applied to the restoration or repair of the related Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims of $10,000 or more, the Servicer shall

                                      -22-

comply with the following conditions in connection with any such release of
Insurance Proceeds or Condemnation Proceeds:

          (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens.

          (iii) the Servicer shall verify that the Securitized Loan is not 60 or more days delinquent; and

          (iv) pending repairs or restoration, the Servicer shall place the
Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          With respect to claims of less than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance
Proceeds or Condemnation Proceeds:

          (v) the related Mortgagor shall provide an affidavit verifying the completion of repairs and issuance of any required approvals with respect thereto;

          (vi) the Servicer shall verify the total amount of the claim with the applicable insurance company; and

          (vii) pending repairs or restoration, the Servicer shall place the
Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Trustee is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the related Trust.

     Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

     The Servicer shall keep in force and shall cause each sub-servicer to keep in force during the term of this Agreement a Fidelity Bond and Errors and
Omissions Insurance the minimum coverage of which shall be at least equal to the coverage required by the Master Servicer in the Master Servicing Guide (unless a waiver of such requirement has been obtained by the Servicer from the Master
Servicer). Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers, shall be in such form and amount as would permit the Servicer to be qualified with the Master Servicer as a servicer, and shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Master Servicer. The Servicer and each sub-servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish and shall cause each sub-servicer to furnish to the Trustee and the Master Servicer a copy of each such bond and insurance policy upon their request.

                                      -23-

     Section 3.09 Notification of Adjustments.

     With respect to each Adjustable Rate Securitized Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and
Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a
Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial
Account from its own funds the amount of any interest loss or deferral caused thereby.

     Section 3.10 Payment of Taxes, Insurance and Other Charges. With respect to each Securitized Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable regulations.
The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. The Servicer shall employ Accepted Servicing Practices to ensure that the related Mortgaged
Property is not subjected to a tax lien as a result of nonpayment and that such
Mortgaged Property is not left uninsured.

     Section 3.11 Protection of Accounts.

     The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall give written notice to the Trustee and the Master Servicer of the location of the
Custodial Account maintained by it with respect to the Securitized Loans when established and prior to any change thereof.

     The Servicer shall bear any expenses, losses or damages sustained by the
Trustee or the Master Servicer if the Custodial Account and/or the Escrow
Account are not demand deposit accounts.

     Amounts on deposit in the Custodial Account and the Escrow Account may at
the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount"), the Servicer shall be obligated to invest the excess amount over

                                      -24-

the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account.
Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date or other date on which funds are needed to be disbursed. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of one or more Thornburg Mortgage
Securities Trusts, as their interests may appear. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow
Account by the Servicer out of its own funds immediately as realized.

     Section 3.12 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the related Trust, or in the event the related
Trust is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the
"doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the related Trust shall acknowledge in writing that such title is being held as nominee for the related Trust.

     The Servicer shall manage, conserve, protect and operate each REO Property for the related Trust solely for the purpose of its prompt disposition and sale.
The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the related Trust.

     Notwithstanding anything to the contrary contained in this Section 3.12, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master
Servicer otherwise requests, an environmental inspection or review of such
Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the
Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged
Property is contaminated by hazardous or toxic substances or wastes, the
Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior written approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. The

                                      -25-

Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the amounts on deposit in the Custodial Account with respect to Securitized Loans in the same
Trust.

     In the event that a Trust which has made one or more REMIC elections acquires any REO Property in connection with a default or imminent default on a
Securitized Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the related Trust unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provides a copy of the same to the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, a REMIC elected by such Trust may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended
Period"). If the Servicer has not received such an extension, and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the related Trust or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the
Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The related Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the related Trust, to request such grant of extension.

     Notwithstanding any other provisions of this Agreement, no REO Property acquired by a Trust shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of such Trust in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC elected by such Trust to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless such Trust with respect to the imposition of any such taxes.

     The Servicer shall also maintain on each REO Property hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the Securitized Loan at the time it becomes REO Property, to the extent required and available under the Flood
Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the related

                                      -26-

Trust. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. After the expenses of such disposition shall have been paid, the Servicer shall reimburse itself pursuant to Section 3.04 hereof for any Servicing Advances it incurred with respect to such REO Property.

     The Servicer shall withdraw from the amounts on deposit in the Custodial
Account with respect to Securitized Loans in the same Trust funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Master Servicing
Guide. The Servicer shall make monthly distributions on each Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 3.13 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Section 4.02, the
Servicer shall furnish by electronic transmission to the Master Servicer on or before the Remittance Date each month a statement with respect to any REO
Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the
Master Servicer shall reasonably request.

     Section 3.14 MERS.

          (a) The Servicer shall take such actions as are necessary to cause the related Trust to be clearly identified as the owner of each MERS Securitized
Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          (b) The Servicer shall maintain in good standing its membership in
MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS
Procedures Manual, as amended.

          (c) With respect to all MERS Securitized Loans serviced hereunder, the
Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Securitized Loans.

          (d) With respect to all MERS Securitized Loans serviced hereunder, the
Servicer shall notify MERS as to any transfer of servicing pursuant to Section
9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with each Trustee and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

                                      -27-

     Section 3.15 Waiver of Prepayment Penalties.

     Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Securitized Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Securitized Loan subject to such Prepayment
Charge, the Servicer shall pay to the Trust at such time (by deposit to the
Custodial Account) an amount equal to the amount of the Prepayment Charge not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 3.15 if the failure to collect such amount is the result of inaccurate or incomplete information in the Prepayment Charge Schedule provided by the Seller and which is included as part of the schedule of Securitized Loans attached to the related
Transfer Notice. The Seller warrants that the schedule of Prepayment Charges listed in each Transfer Notice will be complete, true and accurate and may be relied on by the Servicer in its calculation of Prepayment Charges. If the
Prepayment Charge data set forth in a Transfer Notice is incorrect, then the
Servicer shall have no liability for any loss resulting from calculation of
Prepayment Charges using the data provided by the Seller. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the related Trust the amount of such Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Securitized Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Securitized Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the
Securitized Loan, taking into account the amount of such Prepayment Charge and the related Securitized Loan, or (ii) relates to a prepayment charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable law.

     Section 3.16 Servicing and Administration of PMI Policies.

          (a) The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer PMI Policies and to perform and enforce the rights under such Policies for the benefit of the related Trust.
Except as expressly set forth herein, the Servicer shall have full authority on behalf of the related Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the PMI Policies. The Servicer shall not take, or permit any sub-servicer to modify or assume a Securitized Loan covered by a PMI Policy or take any other action with respect to such Securitized Loan which would result in non-coverage under any PMI Policy of any loss which, but for the actions of the Servicer or the Sub-Servicer, would have been covered thereunder. If a PMI Insurer fails to pay a claim under a PMI Policy as a result of breach by the Servicer or a sub-servicer of its obligations hereunder or under a PMI Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the related Trust. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect the Insurance Policies for as long as any Certificates issued by the related Trust are outstanding. The Servicer shall cooperate with each PMI
Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any Securitized Loan; provided, however,

                                      -28-

notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any reports to a PMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with such PMI Insurer's requirements.

          (b) The Servicer shall deposit into the Custodial Account pursuant to
Section 3.03(xiii) hereof all Insurance Proceeds received from the PMI Insurer under the terms of a PMI Policy.

          (c) Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy inconsistent with the interests of the related Trust or the related Certificateholders or with the rights and interests of the related Trust or the related Certificateholders under this Agreement.

          (d) The related Trustee shall furnish the Servicer with any powers of attorney and other documents (within fifteen (15) days upon request from the
Servicer) in form as provided to it necessary or appropriate to enable the
Servicer to service and administer any PMI Policy; provided, however, that the related Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

     Section 3.17 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Securitized Loan hazard insurance such that all buildings upon the related Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such
Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the current principal balance of such Securitized Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than the amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.

     Any payments by the Servicer for hazard insurance, other than as set forth in the last paragraph of this Section 3.17, shall be deemed Servicing Advances, reimbursable in accordance with Section 3.04(vii) or (x), to the extent not collected from the related Mortgagor. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the
Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property or amounts to be released to the Mortgagor subject to the terms and conditions of the related Mortgage and Mortgage Note)
shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.04, if received in respect of a Securitized Loan. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Securitized Loan, notwithstanding that the terms of such Securitized Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If a Mortgaged
Property or REO Property is

                                      -29-

at any time in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related
Securitized Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

     In the event that the Servicer or the Sub-Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of
B:III or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the
Securitized Loans in a Trust, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.17 with respect to the Securitized Loans in such Trust, it being understood and agreed that such policy may contain a deductible clause, in which case the
Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.17, and there shall have been one or more losses which would have been covered by such policy, deposit to the Custodial Account from its own funds without right of reimbursement the amount not otherwise payable under the blanket policy because of such deductible clause for the benefit of the related Trust. In connection with its activities as administrator and servicer of the Securitized Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trust and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

     Section 3.18 Realization Upon Defaulted Securitized Loans.

          (a) The Servicer shall, consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Securitized Loans (including selling any such Securitized
Loans other than converting the ownership of the related properties) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.04. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such Mortgaged Property unless it has determined that such restoration will increase the proceeds of liquidation of the related Securitized Loan after reimbursement to itself for such expenses. In instituting foreclosures or other similar proceedings, the Servicer shall institute such proceedings in its own name on behalf of the related Trust, unless otherwise required by applicable law or otherwise appropriate.

          (b) If the Servicer determines that it is in the best economic interest of a Trust and the Certificateholders to sell a Distressed Securitized
Loan rather than foreclosing, the Servicer may effect such a sale. The net proceeds of such sale shall be Liquidation Proceeds.

                                      -30-

          (c) Proceeds received in connection with any Final Recovery
Determination, as well as any recovery resulting from a partial collection of
Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds, in respect of any Securitized Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to reimburse the Servicer or any sub-servicer for any related unreimbursed Servicing Advances and Monthly Advances pursuant to
Section 3.04; third, to accrued and unpaid interest on the Securitized Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the
Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Securitized Loan. The portion of the recovery so allocated to any unpaid Servicing Fee shall be reimbursed to the Servicer or any sub-servicer pursuant to Section 3.04.

     Section 3.19 Enforcement of Due-On-Sale Clauses; Assumption Agreement.

     The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Securitized Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the related
Trust and shall not exercise any such rights if prohibited by law from doing so.
If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage
Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued
effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the
Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the related Trustee that any such substitution, modification or assumption agreement has been completed by the Servicer, and the Servicer shall deliver to the
Custodian the executed original of such substitution, modification or assumption agreement, which document shall be added to the

                                      -31-

related Mortgage File and shall, for all purposes, be considered a part of such
Mortgage File to the same extent as all other documents and instruments constituting a part thereof, and the Servicer shall also deliver to the Trustee a copy of the executed substitution, modification or assumption agreement.

     Notwithstanding the foregoing paragraph or any other provision of this
Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a
Securitized Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.19, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the
Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Section 3.20 Credit Risk Manager.

     The Servicer acknowledges and agrees that, under any Trust Agreement, a
Credit Risk Manager may be required to provide certain credit risk management services as provided therein. If so, the Servicer hereby agrees to cooperate with the Credit Risk Manager in connection with all reasonable requests made by the Credit Risk Manager, including, without limitation, promptly providing copies of any servicing reports and remittance advices required under this
Agreement to the Credit Risk Manager.

                                   ARTICLE IV.

                           PAYMENTS TO MASTER SERVICER

     Section 4.01 Remittances.

     On each Remittance Date, no later than 3:00 p.m. New York City time, the
Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related
Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the
Servicer or other Advancing Person is obligated to make pursuant to Section
4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation
Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds
received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03 (iii) and (vii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due
Date related to such Monthly Payment.

     With respect to any remittance received by the Master Servicer after the fifth Business Day following the Business Day on which such payment was due, the
Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to LIBOR, adjusted as

                                      -32-

of the date of each change, plus four (4) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the
Remittance Date and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Master Servicer or any applicable Trustee.

     All remittances required to be made to the Master Servicer shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

          Wells Fargo Bank Minnesota, National Association
          Minneapolis, Minnesota
          ABA# 091-000-019
          Account Name: Corporate Trust Account Number 3970771416
          For further credit to: Collection Account No. 11906200

     Section 4.02 Statements to Master Servicer.

     Not later than the 10th calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer with respect to each related Trust, or as the Servicer and the Master Servicer may otherwise agree (a) a monthly remittance advice in the format set forth at Exhibit D hereto for the period ending on the first day of such calendar month (i.e., the Due Period) and (b)
all such information required pursuant to clause (a) above in an electronic file or other similar media reasonably acceptable to the Master Servicer.

     Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer which includes on an aggregate basis for the previous Due Period (i) the amount of claims filed, (ii)
the amount of any claim payments made, (iii) the amount of claims denied or curtailed and (iv) policies cancelled with respect to those Securitized Loans covered by any PMI Policy or any other provider of primary mortgage insurance purchased by the Trust. The Master Servicer will convert such data into a format acceptable to each related Trustee and provide monthly reports to such Trustee pursuant to the related Trust Agreement; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to a PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with requirements.

     In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2002, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer such information concerning the Securitized Loans and annual remittances to the
Master Servicer with respect to the Securitized Loans in

                                      -33-

each Trust as is necessary for each Certificateholder to prepare its federal income tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer and pursuant to any requirements of the Code as from time to time are in force.

     Beginning with calendar year 2003, the Servicer shall provide the Master
Servicer and each Trustee with such information concerning the related
Securitized Loans as is necessary for such Trustee to prepare the related
Trust's federal income tax return and for any investor in the related
Certificates to prepare any required tax return.

     Section 4.03 Monthly Advances by Servicer.

     On the Business Day immediately preceding each Remittance Date, the
Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the
Securitized Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the
Servicer by deposit in the Custodial Account on or before any future Remittance
Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance
Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer upon request. No provision in this
Agreement shall be construed as limiting the Servicer's right to (i) pass through late collections on the related Securitized Loans in lieu of making
Monthly Advances (ii) reimburse itself for such Monthly Advances from late collections on the related Securitized Loans or (iii) utilize an Advancing
Person (as defined below).

     The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds)
with respect to the related Securitized Loans.

     The Servicer may enter into a facility with any person including the
Sub-Servicer which provides that such person (an "Advancing Person") may fund
Monthly Advances required under this Section 4.03 and/or Servicing Advances, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such Monthly Advances and/or Servicing Advances. Any Monthly
Advances and/or Servicing Advances made by an Advancing Person shall be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the Servicer under Section 3.04 if such Monthly Advances or Servicing
Advance were funded by the Servicer.

     Section 4.04 Compensating Interest.

     The Servicer shall be required to deposit in the Custodial Account, and retain therein with respect to each Principal Prepayment, the Prepayment
Interest Shortfall Amount, if any, for the related Due Period. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor, up to an amount equal to the lesser of with respect to the Securitized

                                      -34-

Loans in each Trust (i) the Prepayment Interest Shortfall Amount or (ii) the
Servicing Fee, in each case, with respect to the Securitized Loans in such
Trust. The Servicer shall not be obligated to pay any Prepayment Interest
Shortfall Amount with respect to any Relief Act Reduction or bankruptcy.

     Section 4.05 Credit Reporting.

     For each Securitized Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors:
Equifax Credit Information Services, Inc., Trans Union, LLC and Experian
Information Solution, Inc., on a monthly basis in a timely manner.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

     Section 5.01 Servicing Compensation.

     As consideration for servicing the Securitized Loans subject to this
Agreement, the Servicer shall retain (a) the Servicing Fee for each Securitized
Loan remaining subject to this Agreement during any month and (b) Ancillary
Income. The Servicing Fee shall be payable monthly.

     The aggregate of the Servicing Fees for any month with respect to the
Securitized Loans in a Trust shall be reduced by any Prepayment Interest
Shortfall Amount with respect to the Securitized Loans in such Trust with respect to such month. The Servicer shall be entitled to recover any unpaid
Servicing Fee out of Insurance Proceeds, Condemnation Proceeds or Liquidation
Proceeds to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section
3.12.

     Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.04 and
Section 3.06 to withdraw from the Custodial Account and Escrow Account, respectively, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.11.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder, including any fees due to sub-servicers, and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 5.02 Annual Audit Report.

     Not more than ninety days after the end of the Servicer's fiscal year commencing with the fiscal year ending December 31, 2002, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and the Master
Servicer (i) year-end audited (if available) financial statements of the
Servicer and (ii)

                                      -35-

a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers
except for such exceptions that, in the opinion of such firm, the Uniform Single
Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     Section 5.03 Annual Officer's Certificate.

     Not more than ninety days after the end of the Servicer's fiscal year commencing with the fiscal year ending December 31, 2002, the Servicer, at its own expense, will deliver to the Seller and the Master Servicer a Servicing
Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the
Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                                   ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

     Section 6.01 Representations, Warranties and Agreements of the Servicer.

     The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Depositor, the Trustee and the Master Servicer as of the
Closing Date:

          (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of
Delaware and has all licenses necessary to carry on its business as now being conducted and either it or its designated sub-servicer is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct a servicing business of the type provided for herein, and in any event the
Servicer or its designated sub-servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and, together with such sub-servicer, to perform in accordance herewith; the execution, delivery and performance of this Agreement
(including all instruments of transfer to be delivered pursuant to this
Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the

                                      -36-

Servicer and all requisite action has been taken by the Servicer to make this
Agreement valid and binding upon the Servicer in accordance with its terms;

          (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement, taking into account the role of its sub-servicer, is in the ordinary course of business of the Servicer;

          (c) No Conflicts. Neither the execution and delivery of this
Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or, taking into account the role of its designated sub-servicer, result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the
Securitized Loans, or impair the value of the Securitized Loans;

          (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it, together with the Sub-Servicer, cannot perform each and every covenant contained in this Agreement;

          (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against the
Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the
Servicer together with the Sub-Servicer to perform under the terms of this
Agreement;

          (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer together with the Sub-Servicer of or compliance by the Servicer together with the Sub-Servicer with this Agreement;

          (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential Securitized Loans for Fannie Mae and Freddie Mac, and,
together with those of its designated sub-servicer, shall ensure that there are the facilities, procedures, and experienced personnel necessary for the sound servicing of the Securitized Loans. The Servicer is in good standing to service
Securitized Loans for Freddie Mac. The Servicer is a member in good standing of the MERS system, if applicable;

          (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement or in

                                      -37-

connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

          (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else, other than the Sub-Servicer, who might be entitled to a fee or commission in connection with this transaction other than the Seller.

     Section 6.02 Remedies for Breach of Representations and Warranties of the
Servicer.

     It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of any Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the
Seller, any Depositor, the Master Servicer and each Trust and Trustee. Upon discovery by any of the Servicer, the Master Servicer, the Trustee, any
Depositor or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer, together with its designated sub-servicer, to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Securitized Loans, the Mortgaged Property, the priority of the security interest on such Mortgaged Property or the interest of the Seller, any
Depositor, the Master Servicer, the related Trust or the related Trustee, the party discovering such breach shall give prompt written notice to the others.

     Within 60 days of the earlier of either discovery by or notice to the
Servicer of a breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer, together with its designated sub-servicer, to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the
Securitized Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Trustee, assign the
Servicer's rights and obligations under this Agreement (or respecting the affected Securitized Loans) with respect to a Trust to a successor servicer selected by the related Trustee with the prior consent and approval of the
Master Servicer. Such assignment shall be made in accordance with Section 9.01 and 9.02.

     In addition, the Servicer shall indemnify the Seller, the Master Servicer, any Depositor and each Trustee and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the
Seller, the Master Servicer, any Depositor, and each Trust and Trustee hereunder respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the
Seller, the Master Servicer, any Depositor or a Trustee to the Servicer, (ii)
failure by the Servicer to cure such breach within the applicable cure

                                      -38-

period, and (iii) demand upon the Servicer by the Seller, any Depositor, the
Master Servicer or a Trustee for compliance with this Agreement.

     Section 6.03 Additional Indemnification by the Servicer; Third Party
Claims.

     The Servicer shall indemnify the Seller, any Depositor, each Trustee, the
Master Servicer and each Trust and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the related
Securitized Loans in material compliance with the terms of this Agreement or
(ii) the failure of the Servicer to cause any event to occur which would have occurred if the Servicer were applying Accepted Servicing Practices under this
Agreement. The Servicer shall immediately notify the Seller, any related
Depositor, the Master Servicer, the related Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the related Securitized Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. The Servicer shall be promptly reimbursed by the related Trust or Trusts for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer, together with its designated sub-servicer, to service and administer the Securitized Loans in material compliance with the terms of this Agreement. In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorneys' fees and other costs and expenses related to the adjudication of said dispute.

     Section 6.04 Indemnification with Respect to Certain Taxes and Loss of
REMIC Status.

     In the event that any REMIC elected by a Trust fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the related Trustee and the related Trust against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the
Servicer shall not be liable for any such Losses attributable to the action or inaction of the related Trustee, any related Depositor, the Master Servicer or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual
Certificate or any such other party on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate or the related Trust now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2)
for any Losses other than arising out of a

                                      -39-

negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to the related
Certificateholders.

                                  ARTICLE VII.

                                  THE SERVICER

     Section 7.01 Merger or Consolidation of the Servicer.

     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to perform its obligations as contemplated by this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the
Servicer shall be a party, or any Person succeeding to the business of the
Servicer, shall, with the prior written consent of the Master Servicer, be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than
$15,000,000, and (ii) which is a Freddie Mac-approved or Fannie Mae-approved servicer in good standing.

     Section 7.02 Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master
Servicer, any Depositor, any Trust or any Trustee hereunder for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Securitized Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the related Trustee and the
Master Servicer, undertake any such action which it deems necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the related
Trust for the reasonable legal expenses and costs of such action.

                                      -40-

     Section 7.03 Limitation on Resignation and Assignment by the Servicer.

     The Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master
Servicer and the related Trustee, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer and the related Trustee, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Seller, the Master Servicer and the related Trustee a letter from the applicable Rating Agency or Rating Agencies to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates, and provided further, without any consent or notice the Servicer may delegate its servicing duties hereunder to the
Sub-Servicer pursuant to the Sub-Servicing Agreement. Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer and the related Trustee, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions;
provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Securitized Loans pursuant to the terms and conditions of this Agreement.

     The Servicer shall not resign from the obligations and duties hereby imposed on it with respect to the Securitized Loans in a Trust except by mutual consent of the Seller, the Master Servicer and the related Trustee or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master
Servicer and the related Trustee which Opinion of Counsel shall be in form and substance acceptable to the Seller, the Master Servicer and the related Trustee.
No such resignation shall become effective until a successor acceptable to the
Master Servicer shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

     Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Master Servicer and the Trustee (except as provided by the first paragraph of this Section 7.03 and Section 7.04), then such parties shall have the right to terminate this
Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                      -41-

     Section 7.04 Sub-Servicing Agreements; Sub-Servicing Acknowledgment
Agreement; Successor Sub-Servicer.

          (a) The Servicer may enter into sub-servicing agreements for any servicing and administration of the Securitized Loans with any institution which
(i) is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, and (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such sub-servicing agreement. For this purpose, sub-servicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property. The Servicer shall give prior written notice to the
Master Servicer and the Trustee of the appointment of any sub-servicer and shall furnish to the Master Servicer and the Trustee a copy of such sub-servicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Securitized Loans immediately upon receipt by any sub-servicer of such payments. Any such sub-servicing agreement shall be acceptable to the Master Servicer and the related Trustee and shall be consistent with and not violate the provisions of this Agreement. Each sub-servicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

          (b) The Servicer may terminate any sub-servicing agreement to which it is a party in accordance with the terms and conditions of such sub-servicing agreement and either itself directly service the related Securitized Loans or enter into a sub-servicing agreement with a successor sub-servicer that qualifies under Section 7.04(a).

          (c) Notwithstanding any sub-servicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a sub-servicer or reference to actions taken through a sub-servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the
Master Servicer, the Trust and the Certificateholders for the servicing and administering of the Securitized Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the sub-servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Securitized Loans.
The Servicer shall be entitled to enter into any agreement with a sub-servicer for indemnification of the Servicer by such sub-servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 7.05 Inspection.

     The Servicer shall offer each Trustee and the Master Servicer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to each Trustee and the Master Servicer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

                                      -42-

                                  ARTICLE VIII.

                                   TERMINATION

     Section 8.01 Termination for Cause.

     This Agreement shall be terminable at the option of the Master Servicer or the related Trustee if any of the following events of default exist on the part of the Servicer:

               (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer from the Master Servicer or a related Trustee; or

               (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the
Servicer set forth in this Agreement which continues unremedied for a period of
15 days following the Servicer's receipt of written notice of such failure from the Master Servicer or a related Trustee; or

               (iii) failure by the Servicer to maintain its license or to cause its designated sub-servicer to do business or service residential Securitized
Loans in any jurisdiction, if required by such jurisdiction, where a Mortgaged
Property is located; or

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the
Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (v) the Servicer shall consent to the appointment of a
conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

               (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

               (vii) the Servicer ceases to meet or to cause its designated sub-servicer to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

               (viii) the Servicer attempts to assign the servicing of the
Securitized Loans or its right to servicing compensation hereunder or the
Servicer attempts to sell or

                                      -43-

otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof, in each case without complying fully with the provisions of Section 7.03 or Section 7.04.

     In each and every such case, so long as an event of default shall not have been remedied within the applicable cure period, in addition to whatever rights the Master Servicer or a related Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee or the Master
Servicer, by notice in writing to the Servicer, and with the consent of the other party, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

     Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the
Securitized Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party. Upon written request from the Master
Servicer, the Servicer shall prepare, execute and deliver to the successor servicer or the Trustee any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Securitized Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Securitized Loans.

     By a written notice, the Trustee or the Master Servicer, with the consent of the other party, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this
Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 8.02 Termination Without Cause.

          (a) This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last
Securitized Loan to the Master Servicer or the Trust, and (b) the disposition of all REO Property acquired upon foreclosure of the last Securitized Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the applicable Rating Agency or Rating Agencies. In addition, with the prior written consent of the Master Servicer, the Seller or its designee may terminate this Agreement with respect to all of the Securitized Loans, without cause, provided, that the Seller or its designee gives the Servicer 30 days' notice.
Any such notice of termination shall be in writing and delivered to the Servicer and the Master Servicer by registered mail to the address set forth in Section
9.03. The Seller or its designee and the Servicer shall comply with the termination procedures set forth in Section

                                      -44-

9.01 hereof. All unreimbursed Servicing Fees, Servicing Advances and Monthly
Advances still owing the Servicer shall be paid by the Seller or its designee or the successor servicer from its own funds within 5 Business Days of the date of such termination without right of reimbursement from the Trust. In connection with any termination pursuant to clause (ii) of the first sentence of this
Section 8.02(a), all unreimbursed Servicing Fees, Servicing Advances and Monthly
Advances still owing the Servicer shall be paid at the time of such termination by the Trust.

     Upon a termination of the Servicer for cause pursuant to Section 8.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Trust as such amounts are received from the related Securitized Loans. In connection with any termination pursuant to the second sentence of this Section 8.02(a), the Seller or its designee or the successor servicer will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing
Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to the Seller or its designee, and the Seller or its designee or the successor servicer shall pay such invoices within five (5) Business Days upon receipt from the Servicer.

          (b) In the event that the Servicer decides to terminate its obligations under this Agreement as set forth in clause (ii) of Section 8.02(a), the Servicer agrees that it will continue to service the Securitized Loans beyond the prescribed termination date until such time as the Trustee, using reasonable commercial efforts, is able to appoint a successor servicer acceptable to and the Master Servicer and otherwise meeting the characteristics of Sections 7.01 and 9.01.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

     Section 9.01 Successor to the Servicer.

     Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or
8.02(a)(ii), the Master Servicer shall (i) within 90 days of the Servicer's receipt of notice of such termination, succeed to and assume all of the
Servicer's responsibilities, rights, duties and obligations under this Agreement
(except that the Master Servicer shall immediately assume all of the obligations of the Servicer to make Monthly Advances), or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) as a result of termination of the Servicer without cause by the Seller pursuant to Section 8.02 hereof, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of
Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer and the Trustee and, to the extent

                                      -45-

required by the Trust Agreement, shall be a member in good standing of the MERS system (if any of the Securitized Loans are MERS Eligible Securitized Loans,
unless such Securitized Loans are withdrawn from MERS and Assignments of
Mortgage are recorded in favor of the Trust at the expense of the successor servicer). The final approval of a successor servicer shall be conditioned upon the receipt by the Trustee, the Master Servicer and the Seller of a letter from the applicable Rating Agency or Rating Agencies to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Securitized Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of the Servicing Fee permitted under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this
Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed pursuant to this Section
9.01, or until the Master Servicer succeeds to and assumes all of the Servicer's responsibilities, rights, duties and obligations pursuant to this Section 9.01, and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 6.01 and the remedies available to the Trustee, the
Trust, the Master Servicer and the Seller under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable not only to such successor servicer but also to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Notwithstanding the foregoing, the Master
Servicer, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

     Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the
Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the
Custodial Account or Escrow Account or thereafter received with respect to the
Securitized Loans.

     Any successor servicer appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and
the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01
(including a representation that the successor servicer is a member of

                                      -46-

MERS, unless none of the Securitized Loans are MERS Securitized Loans or MERS
Eligible Securitized Loans or any such Securitized Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trust) and provide for the same remedies set forth in Section 6.02 and Section 6.03 herein
(ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this
Agreement, whereupon such successor servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the
Servicer, with like effect as if originally named as a party to this Agreement.
Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Seller, the Depositor, the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.03 of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

     The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Securitized Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee, the Master Servicer, the Seller and the Depositor of such appointment in accordance with the procedures set forth in Section 9.03.

     Section 9.02 Costs.

     The Seller shall pay any legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities pursuant to Section 9.01 or pursuant to any other provision of this Agreement, including fees for delivering Servicing Files, shall be paid by the Seller. Subject to Sections 2.03 and 3.01(a), the Seller shall pay the costs associated with the preparation, delivery and recording of Assignments of
Mortgages.

     Section 9.03 Notices.

     All demands, notices, consents, reports, directions, instructions, statements and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other parties by like notice):

          (i)   if to the Seller:

                Thornburg Mortgage Home Loans, Inc.
                150 Washington Avenue, Suite 302
                Santa Fe, New Mexico 87501
                Attention: Deborah Burns

                                      -47-

                Facsimile: (505) 989-8156

          (ii)  if to the Servicer:

                Thornburg Mortgage Home Loans, Inc.
                150 Washington Avenue, Suite 302
                Santa Fe, New Mexico 87501
                Attention: Deborah Burns
                Facsimile: (505) 989-8156

          (iii) if to the Master Servicer:

                On or before May 1, 2002:

                Wells Fargo Bank Minnesota,
                National Association
                11000 Broken Land Parkway
                Columbia, Maryland 21044
                Attention: Thornburg Master Servicing
                Telephone: (410) 884-2000
                Facsimile: (704) 884-2360

                After May 1, 2002:

                Wells Fargo Bank Minnesota,
                National Association
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention: Thornburg Master Servicing
                Telephone: (410) 884-2000
                Facsimile: (704) 884-2360

          (iv)  if to the Trustee:

                The address shown in the Transfer Notice

     Any such communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

     Section 9.04 Severability Clause.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the

                                      -48-

extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Securitized Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

     Section 9.05 No Personal Solicitation.

     From and after the related Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Securitized Loan for the purpose of refinancing such Securitized Loan; provided, that the Servicer may solicit any
Mortgagor for whom the Servicer has received a request for verification of mortgage status, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Securitized
Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to mailing lists or customers of affiliated companies or the general public at large, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section
9.05 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

     Section 9.06 Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     Section 9.07 Place of Delivery and Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE
CONTRARY.

                                      -49-

     Section 9.08 Further Agreements.

     The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Section 9.09 Intention of the Parties.

     It is the intention of the parties that the Seller is conveying, and the
Servicer is receiving, only a contract for servicing the Securitized Loans.
Accordingly, the parties hereby acknowledge that each Trust remains the sole and absolute owner of the related Securitized Loans and all rights (other than the servicing rights) related thereto.

     Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, each Trustee (with respect to related Securitized
Loans), and the Master Servicer and their respective successors and assigns.
This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller except as and to the extent provided in
Section 9.11.

     Section 9.11 Assignment by Seller.

     The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part (but exclusive of such Seller's rights and obligations as owner of the servicing rights relating to Securitized
Loans), its interest under this Agreement with respect to Securitized Loans which will be owned by the related Trust to the related Depositor, which in turn shall assign such rights to such Trust, and such Trust then shall succeed to all such rights of the Seller under this Agreement. All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including, with respect to each
Securitized Loan, the related Trust and the related Trustee.

     Section 9.12 Amendment.

     This Agreement may be amended in writing from time to time by the parties, with the prior written consent of each Trustee of each Trust affected thereby;
provided that the party requesting such amendment shall, at its own expense, provide the other parties and each such Trustee with an Opinion of Counsel that
(i)such amendment is permitted under the terms of this Agreement, (ii) the
Servicer has complied with all applicable requirements of this Agreement, and
(iii)) such amendment will not materially adversely affect the interest of any
Trust or the related Certificateholders in the Securitized Loans.

     Any such amendment shall be deemed not to adversely affect in any material respect any of the interest of Certificateholders in the Securitized Loans if each related Trustee receives written confirmation from the applicable Rating
Agency or Rating Agencies that such amendment will not cause such Rating Agency or Rating Agencies to reduce, qualify or

                                      -50-

withdraw the then current rating assigned to the related Certificates (and any
Opinion of Counsel requested by a party in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     Section 9.13 Waivers.

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced.

     Section 9.14 Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 9.15 Intended Third Party Beneficiary.

     Notwithstanding any provision herein to the contrary, the parties to this
Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that each Trustee and each Trust receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions with respect to the related Securitized Loans. The Servicer shall have the same obligations to the related Trustee and the related Trust as if it were a party to this
Agreement, and each such Trustee and Trust shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take direction from the Master Servicer
(if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of a Trust, the related Trustee and the Master Servicer hereunder (other than the right to indemnification) with respect to the related
Securitized Loans shall terminate upon the termination of such Trust pursuant to the related Trust Agreement.

     Section 9.16 Confidentiality.

     The Trustee and the Master Servicer hereby agree to hold and treat all
Confidential Information (as defined below) in confidence and in accordance with this Section 9.16. Such Confidential Information will not, without the prior written consent of the Servicer, be disclosed or used by any Trustee or the
Master Servicer or by its subsidiaries, affiliates, directors, officers, employees, agents or controlling persons (collectively, the "Information
Recipients") other than for the purposes of this Agreement or for the purposes specified in the related Trust Agreement. Disclosure that is not in violation of the Right to Financial Privacy Act of 1978, as amended, the Gramm-Leach-Bliley
Act of 1999 (the "G-L-B Act") or other applicable law by the Trustee or the
Master Servicer of any Confidential Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of any Trustee or the Master Servicer by any such authority or for the purposes specified in any Trust Agreement or this Agreement shall not constitute a breach of its obligations under this Section 9.19, and shall not require the prior consent of the Servicer.

                                      -51-

     As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding borrowers. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by a Trustee or the Master Servicer or any of its Information Recipients; (ii) was available to the related Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer prior to its disclosure by the Servicer to such Trustee; (iii)
is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; (iv) becomes available to the related
Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer who, to the best knowledge of the related Trustee or the Master Servicer, is not otherwise bound by a confidentiality agreement with the Servicer, and is not otherwise prohibited from transmitting the information to such Trustee or the Master Servicer, or (v) is released pursuant to the Trust Agreement or this Agreement.

     Section 9.17 General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections",
"Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean by reason of enumeration.

     Section 9.18 Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be as admissible in evidence as the original itself in any judicial or

                                      -52-

administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                        as Seller

                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                            Name: Deborah J. Burns
                                            Title: Vice President

                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                        as Servicer

                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                            Name: Deborah J. Burns
                                            Title: Vice President

                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                        as Master Servicer

                                        By: /s/ Peter J Masterman
                                            ------------------------------------
                                            Name: Peter J. Masterman
                                            Title: Vice President

                                      -53-

                                    EXHIBIT A

                             FORM OF TRANSFER NOTICE

                                     [Date]

Thornburg Mortgage Home Loans, Inc., as Servicer
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Cenlar FSB, as Sub-Servicer
P.O. Box 77400
425 Phillips Boulevard
Trenton, New Jersey 08628

     You are hereby notified that as of [date] (the "Effective Date"), the undersigned has transferred the Securitized Loans listed on the attached schedule (the "Securitized Loans") to Thornburg Mortgage Securities Trust 200_ -
__ (the "Trust"). The attached schedule also contains a field which sets forth the Servicing Fee Rate(s) and the Prepayment Charge Schedule. You agree to service such Securitized Loans as Securitized Loans under that certain Servicing
Agreement dated as of March 1, 2002 (the "Servicing Agreement"), by and among
Thornburg Mortgage Home Loans, Inc. ("TMHL"), as servicer (the "Servicer"),
TMHL, as seller (the "Seller") and Wells Fargo Bank Minnesota, National
Association, as master Servicer (the "Master Servicer"), and that certain
Sub-Servicing Acknowledgment Agreement dated of even date therewith (the
"Sub-Servicing Agreement"), by and between the Servicer and Cenlar FSB (the
"Sub-Servicer"). In addition, you shall recognize the Trust or the Master
Servicer or _____________________ (the "Trustee"), acting as agents for the
Trust, as having the same rights as TMHL as Seller under the Servicng Agreement with respect to such transferred Securitized Loans. The address for notice for the Trustee for these Securitized Loans is ____________________________________.

                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                        as Seller

                                        By:
                                            ------------------------------------

Acknowledged by:

THORNBURG HOME SECURITIZED LOANS, INC., as Servicer

By:
    ---------------------------------
Name:
Title:

CENLAR FSB, as Sub-Servicer

By:
    ---------------------------------
Name:
Title:

                                       A-1

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                _______ __, 20__

To:
    ---------------------------------

    ---------------------------------

    ---------------------------------
    (the "Depository")

     As Servicer under the Servicing Agreement, dated as of March 1, 2002, by and among Thornburg Home Mortgage Loans, Inc. ("TMHL"), as servicer (the
"Servicer"), TMHL, as seller (the "Seller") and Wells Fargo Bank Minnesota,
National Association, as master servicer (the "Master Servicer") (the
"Agreement"), we hereby authorize and request you to establish an account as the
Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as
"Thornburg Mortgage Home Loans, Inc., as Servicer for Wells Fargo Bank
Minnesota, National Association, as Master Servicer, and in trust for one or more Thornburg Mortgage Securities Trusts." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

     THORNBURG MORTGAGE HOME LOANS, INC., as Servicer

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                        ----------------------------------------
                                        Depository

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                        Date:

                                       B-1

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                                 ______ __, 20__

To:
    ---------------------------------

    ---------------------------------

    ---------------------------------
    (the "Depository")

     As Servicer under the Servicing Agreement, dated as of March 1, 2002, by and among Thornburg Home Mortgage Loans, Inc. ("TMHL"), as servicer (the
"Servicer"), TMHL, as seller (the "Seller") and Wells Fargo Bank Minnesota,
National Association, as master servicer (the "Master Servicer") (the
"Agreement"), we hereby authorize and request you to establish an account as the
Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as
"Thornburg Mortgage Home Loans, Inc., as Servicer for Wells Fargo Bank
Minnesota, National Association, as Master Servicer, and in trust for one or more Thornburg Mortgage Securities Trusts." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        THORNBURG MORTGAGE HOME LOANS, INC., as
                                        Servicer

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number _________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                        Depository

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:
                                        Date:

                                       C-1

                                    EXHIBIT D

               WELLS FARGO BANK MASTER SERVICING DEFAULT REPORTING
                             DATA FIELD REQUIREMENTS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template CONSISTENTLY every month when submitting data.

Table: Delinquency

Name                                       Type        Character Size
----------------------------------   ---------------   --------------
Servicer Loan #                      Number (Double)      10
Investor Loan #                      Number (Double)      10
Servicer Investor #                  Text                  3
Borrower Name                        Text                 20
Address                              Text                 30
State                                Text                  2
Zip                                  Text                 10
Due Date                             Date/Time             8
Wells Fargo Action Code              Text                  2
FC Approval Date                     Date/Time             8
File Referred to Attorney            Date/Time             8
NOD                                  Date/Time             8
Complaint Filed                      Date/Time             8
Sale Published                       Date/Time             8
Target Sale Date                     Date/Time             8
Actual Sale Date                     Date/Time             8
Loss Mit Approval Date               Date/Time             8
Loss Mit Type                        Text                  5
Loss Mit Code                        Number                2
Loss Mit Estimated Completion Date   Date/Time             8
Loss Mit Actual Completion Date      Date/Time             8
Loss Mit Broken Plan Date            Date/Time             8
BK Chapter                           Text                  6
BK Filed Date                        Date/Time             8
Post Petition Due                    Date/Time             8
Motion for Relief                    Date/Time             8
Lift of Stay                         Date/Time             8
Reason For Delinquency               Text                 10
Occupant Code                        Text                 10
Eviction Start Date                  Date/Time             8
Eviction Completed Date              Date/Time             8

                                       E-1

List Price                           Currency              8
List Date                            Date/Time             8
Accepted Offer Price                 Currency              8
Accepted Offer Date                  Date/Time             8
Estimated REO Effective Date         Date/Time             8
Actual REO Sale Date                 Date/Time             8
Servicer Comments                    Text                200
Modification Exp. Date               Date/Time             8
Fannie Mae Del. Status Code          Text                  2
Fannie Mae Del. Reason Code          Text                  2
BK Discharge/Dismissal Date          Date/Time             8
Property Damage Date                 Date/Time             8
Property Repair Amount               Currency              8
BK Hearing Date                      Date/Time             8
POC Date                             Date/Time             8
POC Amount                           Currency              8
BK Case Number                       Text                 30 Maximum
F/C Sale Amount                      Currency              8
Redemption Exp. Date                 Date/Time             8
Property Value Date                  Date/Time             8
Current Property Value               Currency              8
Repaired Property Value              Currency              8
BPO Y/N                              Text                  1
Current LTV                          Currency              8
Property Condition Code              Text                  2
Property Inspection Date             Date/Time             8
MI Cancellation Date                 Date/Time             8
MI Claim Filed Date                  Date/Time             8
MI Claim Amount                      Currency              8
MI Claim Reject Date                 Date/Time             8
MI Claim Resubmit Date               Date/Time             8
MI Claim Paid Date                   Date/Time             8
MI Claim Amount Paid                 Currency              8
Pool Claim Filed Date                Date/Time             8
Pool Claim Amount                    Currency              8
Pool Claim Reject Date               Date/Time             8
Pool Claim Paid Date                 Date/Time             8
Pool Claim Amount Paid               Currency              8
Pool Claim Resubmit Date             Date/Time             8
FHA Part A Claim Filed Date          Date/Time             8
FHA Part A Claim Amount              Currency              8
FHA Part A Claim Paid Date           Date/Time             8
FHA Part A Claim Paid Amount         Currency              8
FHA Part B Claim Filed Date          Date/Time             8
FHA Part B Claim Amount              Currency              8

                                       D-2

FHA Part B Paid Date                 Date/Time             8
FHA Part B Claim Paid Amount         Currency              8
V A Claim Filed Date                 Date/Time             8
V A Claim Paid Date                  Date/Time             8
V A Claim Paid Amount                Currency              8

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions (i.e. Sailors & Soldiers Relief Act)
15-Bankruptcy/Litigation
20-Loss Mitigation-Workout
30-Referred for Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71- Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12- To report a Securitized Loan for which the Borrower has been granted relief for curing a delinquency.

Action Code 15 - To report a borrower filing bankruptcy and for all active bankruptcies.

Action Code 20 - To report that the Borrower has agreed to some form of loss mitigation/workout. Examples of these include Short Sale, Deed-in-Lieu of
Foreclosure, Formal Forbearance Agreements, Modifications, etc.

Action Code 30 - To report a loan that has been referred to attorney for foreclosure.

Action Code 60 - To report that a Securitized Loan has been paid in full either at, or prior to, maturity.

Action Code 65- To report that the Servicer is repurchasing the Securitized
Loan.

Action Code 70 -To report that a Securitized Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Securitized Loan, has acquired the property and may dispose of
it.

Action Code 71 -To report that a Securitized Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.

                                       D-3

Action Code 72 -To report that a Securitized Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. Also to be used for completed HUDNA foreclosures where the property is pending conveyance to HUDNA.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.
The following are acceptable:

     o    ASU M - Approved Assumption

     o    BAP - Borrower Assistance Program

     o    CO - Charge Off

     o    DIL - Deed-in-Lieu

     o    FFA - Formal Forbearance Agreement

     o    MOD - Loan Modification

     o    PRE - Pre-Sale

     o    SS - Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation
Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

                                       D-4

The RFD field should show the Reason for Default. The acceptable codes are below, or we can accept Fannie Mae Delinquency Reason Codes.

Delinquency Code   Delinquency Description
AB                 Abandonment of property
AA                 Arm Adjustment Problem
BK                 Bankruptcy
06                 Borrower Complaint
BOC                Borrower Out of Country
BU                 Business Failure
CL                 Casualty Loss
JC                 Change in Job
CD                 Chronic Delinquent
CSP                Chronic Slow Pay
CI                 Commission Income
DIF                Death in Family
08                 Deceased
00                 Defective Loan
DT                 Delinquent Property Tax
FIRE               Disability
DS                 Disregard
Dl                 Divorce
DD                 Domestic Difficulties
EA                 Earthquake
ENV                Environmental
ECO                Excessive Credit Obligation
FA                 Family Death
FE                 Family Emergency
FI                 Family Illness
FD                 Financial Difficulty
05                 Foreclosure or Borrower moved or skipped
FFP                Formal Forbearance Plan
FR                 Fraud
G                  Garnishment
HU                 Hurricane
IT                 Illegal Transfer
B1                 Illness of Borrower
IP                 Inability to Sell Property
IC                 Incarcerated
IN                 Income Reduction
LIT                Involved in Litigation
IRS                IRS Lien
JD                 Judgment

                                       D-5

LB                 Language Barrier
LM                 Legal Matter
LS                 Legal Separation
MA                 Marital Difficulties
ME                 Medical
03                 Medical/Illness in Family
MD                 Mortgagor Death
ND                 Natural Disaster
NC                 No Contact with borrower
NSF                Non Sufficient Funds
09                 Other
01                 Over Obligated
OV                 Overextended
PAD                Payment Dispute
PP                 Payment Plan Established
POP                Payoff Pending
PE                 Pending Sale
PS                 Previous Servicer Problem
PB                 Promise to Pay Broken
PR                 Property Damage
PD                 Property Devaluation
REFI               Refinance Pending
RELO               Relocation (Job Related)
JRP                Relocation (Personal)l
RE                 Rental
10                 REO
SI                 Seasonal Income
SE                 Self Employed
SP                 Servicing Problems
SR                 Slow Receivables
02                 Unemployed/Reduced Income
UE                 Unemployment
UK                 Unknown
UTP                Unwilling to Pay

                                       D-6

WELLS FARGO BANK MINNESOTA, N.A.
Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Securitized Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the
Securitized Loan's removal from the Securitized Loan Activity Report. The
Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Securitized Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the
Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Securitized Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Securitized
Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.     The actual Unpaid Principal Balance of the Securitized Loan.

2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.   Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the
       Securitized Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Securitized Loan is subject to a Bankruptcy
       Deficiency, the difference between the Unpaid Principal Balance of the
       Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance
       as reduced by the Bankruptcy Deficiency should be input on line 16.

18.    The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

                                       D-7

19.    The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( )

                                       D-8

WELLS FARGO BANK MINNESOTA, N.A.

                          CALCULATION OF REALIZED LOSS

--------------------------------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A. Trust: ________________________________________

Prepared by: ________________________   Date: ____________

Phone: _____________________

            -----------------     -------------     ----------------
           |Servicer Loan No.|   |Servicer Name|   |Servicer Address|
           |                 |   |             |   |                |
            -----------------     -------------     ----------------

WELLS FARGO BANK MINNESOTA, N.A.
Loan No. _____________________
Borrower's Name: _________________________________________________

Property
Address:  ________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
   Actual Unpaid Principal Balance of Securitized Loan         $____________(1)
   Interest accrued at Net Rate                                _____________(2)
   Attorney's Fees                                             _____________(3)
   Taxes                                                       _____________(4)
   Property Maintenance                                        _____________(5)
   MI/Hazard Insurance Premiums                                _____________(6)
   Hazard Loss Expenses                                        _____________(7)
   Accrued Servicing Fees                                      _____________(8)
   Other (itemize)                                             _____________(9)
   ____________________________________________________        $____________
   ____________________________________________________        _____________
   ____________________________________________________        _____________
   ____________________________________________________        _____________
   TOTAL EXPENSES                                              _____________(10)
   CREDITS:
   Escrow Balance                                              _____________(11)
   HIP Refund                                                  _____________(12)
   Rental Receipts                                             _____________(13)
   Hazard Loss Proceeds                                        _____________(14)
   Primary Mortgage Insurance Proceeds                         _____________(15)
   Proceeds from Sale of Acquired Property                     _____________(16)
   Other (itemize)                                             _____________(17)
   ____________________________________________________        _____________
   ____________________________________________________        _____________
   TOTAL CREDITS                                               _____________(18)

                                       D-9

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        _____________(19)

                                      D-10

                        AMENDMENT TO SERVICING AGREEMENT

     THIS AMENDMENT to the Servicing Agreement dated as of March 1, 2002, between WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer,
THORNBURG MORTGAGE HOME LOANS, INC. ("TMHL"), as Seller and as Servicer (the
"Servicing Agreement") is made as of the 1st day of December, 2002, by and between the MASTER SERVICER, the SERVICER and the SELLER (the "Amendment").

                                   WITNESSETH:

     WHEREAS, TMHL and the Master Servicer are parties to the Servicing
Agreement wherein the Servicer has agreed to service Securitized Loans pursuant to the terms of the Servicing Agreement;

     WHEREAS, the Master Servicer has requested that certain additional servicing certifications be provided to the Master Servicer and that certain time periods for the provision of reports be modified, and the Servicer has agreed to such modifications; and

     WHEREAS, the Master Servicer and TMHL desire to amend the Servicing
Agreement to reflect those requirements;

     NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Servicing Agreement.

     2. Article I entitled "Definitions" is amended as follows:

          a.   The definition of "Agreement" is modified to read as follows:

               "This Servicing Agreement, as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002, and all other amendments hereof and supplements hereto."

          b.   The definition of "Sub-Servicing Acknowledgment Agreement" is modified to read as follows:

               "That certain Sub-Servicing Acknowledgment Agreement, dated as of
               March 1, 2002, by and between the Servicer and the Sub-Servicer, as amended by that certain Amendment to Sub-Servicing
               Acknowledgment Agreement, dated as of December 1, 2002 by and between the Servicer and the Sub-Servicer."

     3. Section 5.02 entitled "Annual Audit Report" is amended by:

          a.   deleting the phrase "Not more than ninety (90) days after the end of the Servicer's fiscal year" in the first sentence; and after the phrase "own expense" add the following: "use its best efforts by March 20 of each year, but in no event later than March 30 of each year,"; and

          b.   deleting the phrase "commencing with the fiscal year ending
               December 31, 2002" in the first sentence.

          Therefore, Section 5.02 now reads in its entirety as follows:

               The Servicer shall, at its own expense, use its best efforts by
               March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to
               furnish to the Seller and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and
               (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such
               Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for
               Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers
               except for such exceptions that, in the opinion of such firm, the
               Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     4. Section 5.03 entitled "Annual Officer's Certificate" is amended by:

          a.   deleting the phrase "Not more than ninety (90) days after the end of the Servicer's fiscal year" in the first sentence; and prior to the phrase "deliver to the Seller" add the following: "using its best efforts by March 20 of each year, but in no event later than March 30 of each year"; and

          b.   deleting the phrase "commencing with the fiscal year ending
               December 31, 2002" in the first sentence.

          Therefore, Section 5.03 now reads in its entirety as follows:

               The Servicer, at its own expense, will, using its best efforts by
               March 20 of each year, but in no event later than March 30 of each

                                      -2-

               year, deliver to the Seller and the Master Servicer a Servicing
               Officer's certificate stating, as to each signer thereof, that
               (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

     5. The following is added as Section 5.04:

          Section 5.04. Servicer's Certification.

               a. An officer of the Servicer shall, using its best efforts by
March 20 of each year, but no later than March 30 of each year, (or if not a
Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

                    (i)  Based on my knowledge, the information in the annual
                         statement of compliance furnished pursuant to Section
                         5.03, the annual independent public accountant's
                         servicing report furnished pursuant to Section 5.02 and
                         all servicing reports, officer's certificates and other
                         information relating to the servicing of the
                         Securitized Loans submitted to the Master Servicer
                         taken as a whole, does not contain any untrue statement
                         of a material fact or omit to state a material fact
                         necessary to make the statements made, in light of the
                         circumstances under which such statements were made,
                         not misleading as of the date of this certification;

                    (ii) The servicing information required to be provided to
                         the Master Servicer by the Servicer under this
                         Servicing Agreement has been provided to the Master
                         Servicer;

                    (iii) I am responsible for reviewing the activities
                          performed by the Servicer under the Servicing
                          Agreement and based upon the review required by the
                          Servicing Agreement, and except as disclosed in the
                          annual statement of compliance, the annual independent
                          public accountant's servicing report

                                      -3-

                         and all servicing reports, officer's certificates and
                         other information relating to the servicing of the
                         Securitized Loans submitted to the Master Servicer, the
                         Servicer has, as of the date of this certification
                         fulfilled its obligations under the Servicing
                         Agreement; and

                    (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with
                         the minimum servicing standards in accordance with a
                         review conducted in compliance with the Uniform Single
                         Attestation Program for Mortgage Bankers or similar
                         standard as set forth in the Servicing Agreement.

               b. The Servicer shall indemnify and hold harmless the Master
Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.04 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 5.04 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     6. Section 8.01 entitled "Termination for Cause" is amended by:

          a.   deleting the word "or" at the end of subsection (vii);

          b.   deleting the "." at the end of subsection (viii) and replacing it with the phrase "; or";

          c.   inserting the following after subsection (viii):

               (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 5.02, 5.03 or 5.04 which failure continues unremedied for a period of thirty (30)
               days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
               Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Securitized
               Loans pursuant to a securitization of such Securitized Loans.

                                      -4-

     7. The Sub-Servicer's performance in accordance with the Sub-Servicing
Acknowledgment Agreement shall satisfy the Servicer's obligations under the
Servicing Agreement, as amended hereby.

     8. Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

     9. This Amendment may be executed in any counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

     10. This Amendment becomes effective as of the date first written above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                        as Seller

                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                        Name: Deborah J. Burns
                                        Title: Vice President

                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                        as Servicer

                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                        Name: Deborah J. Burns
                                        Title: Vice President

                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Master Servicer

                                        By: /s/ Peter J. Masterman
                                            ------------------------------------
                                        Name: Peter J. Masterman
                                        Title: Vice President

                                      -5-

                               SECOND AMENDMENT TO
                               SERVICING AGREEMENT

     This Second Amendment ("Amendment") to the Servicing Agreement, dated as of
March 1, 2002, by and between Wells Fargo Bank, N.A., as Master Servicer and
Thornburg Mortgage Home Loans, Inc., as Seller and Servicer ("TMHL"), as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002
(the "Servicing Agreement"), is made as of the 1st day of January, 2006, by and between the Master Servicer and TMHL.

                                   WITNESSETH:

     WHEREAS, TMHL and the Master Servicer are parties to the Servicing
Agreement wherein TMHL has agreed to service Securitized Loans pursuant to the terms of the Servicing Agreement, as amended;

     WHEREAS, the Master Servicer has requested that certain additional servicing certifications, reports and attestations be provided to the Master
Servicer and TMHL have agreed to such requirements;

     WHEREAS, the Master Servicer, TMHL and Cenlar FSB ("Cenlar") have entered into a Second Amendment to Subservicing Acknowledgement Agreement wherein Cenlar has agreed to comply with those additional requirements on behalf of TMHL;

     WHEREAS, the Master Servicer and TMHL desire to amend the Servicing
Agreement to address certain requirements not covered by the Subservicing
Acknowledgement Agreement.

     NOW, THEREFORE, for and in consideration of good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and of the mutual agreements herein contained, the parties hereto agree as follows:

     1. Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Servicing Agreement.

     2. Article I entitled "Definitions" is amended to add the following definitions thereto in their proper alphabetical order:

     Commission: The United States Securities and Exchange Commission.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Master Servicer: Wells Fargo Bank, N.A., its successor in interest, or such other Master Servicer that may be designated by TMHL, in writing from time to time.

     Reconstitution: Any Securitization Transaction, Agency Transfer,
Pass-Through Transfer or Whole Loan Transfer.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicer Information: As defined in Section 5(a)(i)(A).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of
Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation
AB with respect to Mortgage Loans as determined by and under the direction or authority of TMHL or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of TMHL or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by TMHL that are identified in Item
1122(d) of Regulation AB. Subservicer shall include Cenlar.

     3. Notwithstanding anything in this Amendment to the contrary, TMHL shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of TMHL as servicer unless TMHL complies with the provisions of this Amendment. TMHL shall not hire or otherwise utilize the services of any
Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of TMHL as servicer under this Amendment or any Reconstitution Agreement unless TMHL complies with the provisions of this Amendment.

               (i) It shall not be necessary for TMHL to seek the consent of
Master Servicer or any Depositor to the utilization of any Subservicer. TMHL shall cause any

                                       -2-

Subservicer used by TMHL (or by any Subservicer) to comply with the provisions of this Amendment to the same extent as if such Subservicer were TMHL. TMHL shall be responsible for obtaining from each Subservicer and delivering to
Master Servicer and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6 and any back-up certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6 as and when required to be delivered.

               (ii) It shall not be necessary for TMHL to seek the consent of
Master Servicer or any Depositor to the utilization of any Subcontractor. TMHL shall promptly upon request provide to any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of (i) which (if any) of such Subcontractors are
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.

     As a condition to the utilization of any Subcontractor determined by TMHL to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, TMHL shall cause any such Subcontractor used by TMHL (or by any Subservicer) for the benefit of the Master Servicer and any Depositor to comply with the provisions of this Amendment to the same extent as if such
Subcontractor were TMHL. TMHL shall be responsible for obtaining from each
Subcontractor and delivering to any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such
Subcontractor under Section 6, in each case as and when required to be delivered.

     4. Additional Representations and Warranties of TMHL.

     (a) In connection with any Securitization Transaction where TMHL is an originator of the related Mortgage Loans, TMHL shall be deemed to represent to
Master Servicer and to any Depositor, as of the date on which information is first provided to any Master Servicer or any Depositor that, except as disclosed in writing to such Master Servicer or such Depositor prior to such date: (i)
TMHL is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of TMHL; (ii) TMHL has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving
TMHL as servicer has been disclosed or reported by TMHL; (iv) no material changes to TMHL's policies or procedures with respect to the servicing function it will perform as indicated on Exhibit 2 to this Amendment for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of TMHL's financial condition that could have a material adverse effect on the performance by TMHL of its servicing obligations under this
Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against TMHL or any Subservicer; and (vii) there are no

                                       -3-

affiliations, relationships or transactions relating to TMHL or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) In connection with any Securitization Transaction and for the purpose of satisfying reporting obligations under the Exchange Act with respect to any class of asset-backed securities, TMHL shall (or shall cause each Subservicer
to) (i) as promptly as practicable notify the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against TMHL or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between TMHL or any Subservicer with respect to such Securitization Transaction, (C) any
Event of Default under the terms of the Servicing Agreement or this Amendment,
(D) any merger, consolidation or sale of substantially all of the assets of TMHL and (E) TMHL's entry into an agreement with a Subservicer (which Subservicer is determined by TMHL to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB) to perform or assist in the performance of any of TMHL's obligations under the Servicing Agreement or this Amendment and
(ii) provide to the Master Servicer and any Depositor a description of such proceedings, affiliations or relationships.

     (c) As a condition to the succession to TMHL or any Subservicer as servicer or subservicer under the Servicing Agreement by any Person (i) into which TMHL or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to TMHL or any Subservicer, TMHL shall provide to any
Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Master Servicer and any
Depositor of such succession or appointment and (y) all information (in form and substance which is compliant with Regulation AB and subject to the good faith negotiations of the parties hereto) reasonably requested by Master Servicer or any Depositor and agreed to by TMHL in order to comply with the reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (d) In addition to such information as TMHL, as servicer, is obligated to provide pursuant to other provisions of this Amendment, not later than ten (10)
days prior to the deadline for the filing of any distribution report on Form
10-D in respect of any Securitization Transaction that includes any of the
Mortgage Loans serviced by TMHL or any Subservicer, TMHL or such Subservicer, as applicable, shall, to the extent TMHL or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the
Master Servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provision of Regulation AB reference below):

          (i) any material modifications, extensions or waivers of the terms, fees, penalties or payments of Mortgage Loans serviced pursuant to a
Securitization Transaction during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                                       -4-

          (ii) material breaches of representations or warranties or transaction covenants relating to Mortgage Loans serviced pursuant to a Securitization
Transaction (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding new asset-backed securities issuances backed by the same Mortgage Loans serviced pursuant to a Securitization
Transaction, any changes to Mortgage Loans serviced pursuant to a Securitization
Transaction (such as additions, substitutions or repurchases) and any material changes in origination, underwriting or other criteria for acquisition or selection of Mortgage Loans serviced pursuant to a Securitization Transaction
(Item 1121(a)(14) of Regulation AB).

     (e) TMHL shall provide to the Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement and evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy.
TMHL shall also provide to the Master Servicer and any Depositor, financial information and reports, and such other information related to TMHL or any
Subservicer or TMHL's or Subservicer's performance hereunder and which information is available to TMHL and necessary for compliance with Regulation
AB.]

     5. Indemnification; Remedies.

     (a) TMHL shall indemnify the Master Servicer and any Depositor and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain solely and directly arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Amendment, by or on behalf of
TMHL, or provided under any of Sections of this Amendment, as applicable, by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer
Information"), or (B) the omission to state in Servicer Information a material fact required to be stated in Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by TMHL of its obligations under this Amendment, including particularly any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment, as applicable, including any failure by TMHL to identify pursuant to Section 3 any Subcontractor
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB; or

          (iii) any breach by TMHL of a representation or warranty set forth in
Section 4(a) or in a writing furnished pursuant to Section 4(b) and made as of a date prior to the

                                       -5-

closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by TMHL of a representation or warranty in a writing furnished pursuant to Section 4(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the gross negligence of TMHL in connection with its performance under this Amendment.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then TMHL agrees that it shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and TMHL on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Section, TMHL shall promptly reimburse the Master Servicer, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to
Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such
Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by TMHL, any Subservicer or any
Subcontractor.

     This indemnification shall survive the termination of this Amendment or the termination of any party to this Amendment.

     (b) (i) Any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment, as applicable, or any breach by TMHL of a representation or warranty set forth in Section 4(a) or in a writing furnished pursuant to Section 4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by TMHL of a representation or warranty in a writing furnished pursuant to Section 4(b) to the extent made as of a date subsequent to such closing date, which failure or breach continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to TMHL by the Master Servicer or Depositor, shall constitute an Event of Default with respect to TMHL under this Amendment, and shall entitle the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of TMHL as servicer under this Amendment pursuant to this Amendment; provided that to the extent that any provision of this Amendment expressly provides for the survival of certain rights or obligations following termination of TMHL as servicer, such provision shall be given effect.

     (ii) Any failure by TMHL, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6, including (except as provided below) any failure by
TMHL to identify pursuant to Section 3 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which failure continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall

                                       -6-

have been given to TMHL by the Master Servicer or Depositor, shall constitute an
Event of Default with respect to TMHL under this Amendment, and shall entitle the Purchaser, Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of TMHL as servicer pursuant to the terms of this Amendment; provided that to the extent that any provision of this Amendment expressly provides for the survival of certain rights or obligations following termination of TMHL as servicer, such provision shall be given effect.

     Neither the Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of TMHL pursuant to this subparagraph
(b)(ii) if a failure of TMHL to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

     6. Annual Statement as to Compliance.

     (i) On or before March 1 of each calendar year, commencing in 2007, TMHL shall deliver to the Master Servicer and any Depositor a statement of compliance addressed to such Master Servicer and such Depositor and signed by an authorized officer of TMHL, to the effect that (i) a review of TMHL's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Amendment during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, TMHL has fulfilled all of its obligations under this Amendment in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     (ii) On or before March 1 of each calendar year, commencing in 2007, TMHL shall:

     (A) deliver to the Master Servicer and any Depositor a report regarding
TMHL's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to such Master Servicer and such Depositor and signed by an authorized officer of TMHL, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 2 hereto delivered to the
Master Servicer concurrently with the execution of this Amendment;

     (B) deliver to the Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by TMHL and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

     (C) cause each Subservicer, and each Subcontractor determined by TMHL pursuant to Section 2.01(b)(ii) to be "participating in the servicing function"
within the meaning of Item 1122 of Regulation AB, to deliver to the Master
Servicer and any Depositor an

                                       -7-

assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and (iii) of this Section; and

     (D) deliver (and cause each Subservicer and Subcontractor described in clause (C) above to deliver) to the Depositor, the Master Servicer and any other
Person that will be responsible for signing the certification (a "Sarbanes
Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act
(pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a back-up certification signed by the appropriate officer of TMHL, in the form attached hereto as Exhibit 1.

     TMHL acknowledges that the parties identified in clause (ii)(D) above may rely on the certification provided by TMHL pursuant to such clause in signing a
Sarbanes Certification and filing such with the Commission. The Master Servicer or Depositor will not request delivery of a certification under clause (ii)(D)
above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes
Mortgage Loans.

     (iii) Each assessment of compliance provided by a Subservicer pursuant to this Section 6 shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 2 hereto delivered to the
Master Servicer concurrently with the execution of this Amendment or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to this Section 6 need not address any elements of the Servicing
Criteria other than those specified by TMHL pursuant to Section 3.

     7. (iv) It is acknowledged and agreed that each Master Servicer and the
Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6, and shall be entitled independently to enforce the provisions of this Section 6 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

     8. Counterparts. This Amendment may be executed in two or more counterparts
(and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

     10. Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Servicing
Agreement shall remain in full force and effect. All references to the Servicing
Agreement in any other document or instrument shall be deemed to mean such
Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Servicing Agreement were set forth herein.

                                       -8-

     11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICTS OF LAW PROVISIONS.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                       -9-

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                         WELLS FARGO BANK, N.A.,
                                         (Master Servicer)

                                         By: /s/ Amy Doyle
                                             -----------------------------------
                                         Name: Amy Doyle
                                         Title: Vice President

                                         THORNBURG MORTGAGE HOME LOANS, INC.
                                         (Servicer)

                                         By: /s/ Deborah J. Burns
                                             -----------------------------------
                                         Name: Deborah J. Burns
                                         Title: Senior Vice President

                                      -10-

                                    EXHIBIT 1

                          FORM OF ANNUAL CERTIFICATION

Re:  The Servicing Agreement, dated as of March 1, 2002, as amended (the
     "Agreement"), between Thornburg Mortgage Home Loans, Inc., as servicer, and
     Wells Fargo Bank, N.A., as master servicer.

TMHL certifies to the Depositor and the Master Servicer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) TMHL has reviewed Servicer compliance statement provided in accordance with
Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of Servicer's compliance with the servicing criteria set forth in
Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended
(the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by TMHL during 200[ ] that were delivered by TMHL to the
Depositor and Master Servicer pursuant to the Agreement (collectively, the
"Servicer Servicing Information");

(2) Based on TMHL's knowledge, TMHL Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by Servicer Servicing Information;

(3) Based on TMHL's knowledge, all of TMHL Servicing Information required to be provided by TMHL under the Agreement has been provided to the Depositor and
Master Servicer;

(4) Based upon TMHL's knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, TMHL has fulfilled its obligations under the Agreement in all material respects; and

                                       1-1

(5) The Compliance Statement required to be delivered by TMHL pursuant to the
Agreement, and the Servicing Assessment and Attestation Report required to be provided by TMHL and by any Subservicer or Subcontractor pursuant to the
Agreement, have been provided to the Depositor and Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the
Depositor and Master Servicer. Any material instance of noncompliance with the
Servicing Criteria has been disclosed in such reports.

Date:
    ---------------------------------

By:
    ---------------------------------
Name:
Title:

                                       1-2

                                    EXHIBIT 2

                               SERVICING CRITERIA

      [NEED TO CHECK BOXES THORNBURG IS RESPONSIBLE FOR ON A SEPARATE FORM]

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------  ----------
REFERENCE          CRITERIA
----------------   -------------------------------------------------
                   General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted to monitor
                   any performance or other triggers and events of
                   default in accordance with the transaction
                   agreements.

1122(d)(1)(ii)     If any material servicing activities are
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to
                   maintain a back-up servicer for the mortgage
                   loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                   Cash Collection and Administration

1122(d)(2)(i)      Payments on mortgage loans are deposited into the
                   appropriate custodial bank accounts and related
                   bank clearing accounts no more than two business
                   days following receipt, or such other number of
                   days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of
                   an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding
                   collections, cash flows or distributions, and any
                   interest or other fees charged for such advances,
                   are made, reviewed and approved as specified in
                   the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as
                   cash reserve accounts or accounts established as
                   a form of overcollateralization, are separately
                   maintained (e.g., with respect to commingling of
                   cash) as set forth in the transaction agreements.

                                       2-1

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------  ----------
REFERENCE          CRITERIA
----------------   -------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a
                   federally insured depository institution as set
                   forth in the transaction agreements. For purposes
                   of this criterion, "federally insured depository
                   institution" with respect to a foreign financial
                   institution means a foreign financial institution
                   that meets the requirements of Rule 13k-1(b)(1)
                   of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.

                   Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those to be filed
                   with the Commission, are maintained in accordance
                   with the transaction agreements and applicable
                   Commission requirements. Specifically, such
                   reports (A) are prepared in accordance with
                   timeframes and other terms set forth in the
                   transaction agreements; (B) provide information
                   calculated in accordance with the terms specified
                   in the transaction agreements; (C) are filed with
                   the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   trustee's records as to the total unpaid
                   principal balance and number of mortgage loans
                   serviced by TMHL.

1122(d)(3)(ii)     Amounts due to investors are allocated and
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted
                   within two business days to TMHL's investor
                   records, or such other number of days specified
                   in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.

                                       2-2

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------  ----------
REFERENCE          CRITERIA
----------------   -------------------------------------------------
                   Pool Asset Administration

1122(d)(4)(i)      Collateral or security on mortgage loans is
                   maintained as required by the transaction
                   agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are
                   safeguarded as required by the transaction
                   agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements in
                   the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any
                   payoffs, made in accordance with the related
                   mortgage loan documents are posted to TMHL's
                   obligor records maintained no more than two
                   business days after receipt, or such other number
                   of days specified in the transaction agreements,
                   and allocated to principal, interest or other
                   items (e.g., escrow) in accordance with the
                   related mortgage loan documents.

1122(d)(4)(v)      TMHL's records regarding the mortgage loans agree
                   with TMHL's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an
                   obligor's mortgage loans (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period a mortgage loan is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent mortgage loans including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return
                   for mortgage loans with variable rates are
                   computed based on the related mortgage loan
                   documents.

                                       2-3

                                                                      APPLICABLE
                                                                       SERVICING
                         SERVICING CRITERIA                            CRITERIA
--------------------------------------------------------------------  ----------
REFERENCE          CRITERIA
----------------   -------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   mortgage loan documents, on at least an annual
                   basis, or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable mortgage loan
                   documents and state laws; and (C) such funds are
                   returned to the obligor within 30 calendar days
                   of full repayment of the related mortgage loans,
                   or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices for
                   such payments, provided that such support has
                   been received by TMHL at least 30 calendar days
                   prior to these dates, or such other number of
                   days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any
                   payment to be made on behalf of an obligor are
                   paid from TMHL's funds and not charged to the
                   obligor, unless the late payment was due to the
                   obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are
                   posted within two business days to the obligor's
                   records maintained by TMHL, or such other number
                   of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or Item
                   1115 of Regulation AB, is maintained as set forth
                   in the transaction agreements.

                                         [NAME OF COMPANY]
                                         [NAME OF SUBSERVICER]

                                         Date:
                                               ---------------------------------

                                         By:
                                             -----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                --------------------------------

                                       2-4

                                                                       EXECUTION

                     SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT

     THIS SUB-SERVICING ACKNOWLEDGEMENT AGREEMENT, dated as of March 1, 2002
(the "Agreement"), is between THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("TMHL") as servicer ("the Servicer") and CENLAR FSB, a federal savings bank ("Cenlar"), as sub-servicer (the "Sub-Servicer"):

                                   WITNESSETH:

     WHEREAS, Cenlar is sub-servicing certain residential mortgage loans (the
"Mortgage Loans") for the Servicer under that certain Subservicing Agreement, dated as of February 22, 2000 (the "Subservicing Agreement"), between Thornburg
Mortgage, Inc. ("TMI") and Cenlar;

     WHEREAS, the Subservicing Agreement was amended by that certain Amendment to Subservicing Agreement, dated as of October 31, 2000 (the "Amendment"), among
TMI, Cenlar and TMHL;

     WHEREAS, the Subservicing Agreement and the Amendment thereto shall hereinafter collectively be referred to as the "Superseded Sub-Servicing
Agreement;"

     WHEREAS, TMI no longer owns an interest in the Mortgage Loans, including the servicing rights in connection therewith, all such ownership now being vested in TMHL;

     WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of the Mortgage Loans dated as of March 1, 2002 (the "Servicing
Agreement") by and among Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), the Servicer and TMHL, as the seller
(the "Seller"), which Servicing Agreement is attached as Exhibit A hereto;

     WHEREAS, TMHL from time to time may convey certain of the Mortgage Loans, on a servicing-retained basis, to one or more Trusts, as defined in the
Servicing Agreement, under one or more Trust Agreements, as defined in the
Servicing Agreement, in connection with a Pass-Through Transfer, as defined in the Servicing Agreement;

     WHEREAS, upon the Effective Date, as defined in the Servicing Agreement, of any such Pass-Through Transfer, the Mortgage Loans to which the Pass-Through
Transfer relates shall become Securitized Loans, as defined in the Servicing
Agreement;

     WHEREAS, Section 7.04 of the Servicing Agreement permits the Servicer to enter into sub-servicing agreements on the terms and conditions stated therein;

     WHEREAS, each of the Seller, the Sub-Servicer and the Servicer desires that the Sub-Servicer sub-service the Securitized Loans for the benefit of the
Servicer, but pursuant to the terms and conditions of the Servicing Agreement and this Agreement, rather than the terms and

conditions of the Superseded Sub-Servicing Agreement, which is hereby superseded in its entirety;

     NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sub-Servicer's Agreement to Sub-Service. The Sub-Servicer hereby agrees to sub-service the Securitized Loans pursuant to the terms and conditions of the
Servicing Agreement and this Agreement for the benefit of the Servicer.

     2. Sub-Servicer and Servicer Obligations. The parties agree that, with respect to the Securitized Loans, all obligations to, agreements with and rights of the Servicer in the Servicing Agreement, other than those set forth in
Section 7.04, shall mean obligations to, agreements with and rights of the
Sub-Servicer, and all obligations to, agreements with and rights of the Master
Servicer in the Servicing Agreement shall mean obligations to, agreements with and rights of the Servicer.

     3. Servicer's Liability. The Servicer acknowledges that, paragraph 2 above notwithstanding, the Servicer remains obligated and primarily liable to the
Trustee, the Master Servicer and the Certificateholders for the servicing and administration of the Securitized Loans in accordance with Section 7.04 of the
Servicing Agreement.

     4. Successor to Servicer. If the Servicer is terminated or resigns under the terms of the Servicing Agreement, a successor servicer shall be entitled to terminate this Agreement without the payment of any fees or expenses, provided, however, that this shall not limit the recourse of the Sub-Servicer against the
Servicer for the payment of any termination fees or expenses under any sub-servicing agreement.

     5. Capitalized Terms. Capitalized terms used and not defined in this
Agreement shall have the meanings assigned to such terms in the Servicing
Agreement, and if not defined therein, with respect to Securitized Loans, in the related Trust Agreement.

     6. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart hereof is received by each party hereto and shall be deemed to have been made in the State of New York. THIS AGREEMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

     8. Effectiveness. This Agreement shall become effective as of the date first written above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

                                        THORNBURG MORTGAGE HOME LOANS, INC.

                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                            Name: Deborah J. Burns
                                            Title: Vice President

                                        CENLAR FSB

                                        By:  /s/ David J. Miller, Jr.
                                            ------------------------------------
                                            Name: David J. Miller, Jr.
                                            Title: Senior Vice President

                                    EXHIBIT A

                               SERVICING AGREEMENT

                                   [Attached]

                           AMENDMENT TO SUB-SERVICING
                            ACKNOWLEDGMENT AGREEMENT

     This AMENDMENT to the Sub-servicing Acknowledgment Agreement dated as of
March 1, 2002, between THORNBURG MORTGAGE HOME LOANS, INC. ("TMHL") (the
"Servicer") and CENLAR FSB, a federal savings bank ("Cenlar (the "Acknowledgment
Agreement") is made as of the 1st day of December, 2002 by and between CENLAR, the SERVICER (the "Amendment") ") and WELLS FARGO BANK MINNESOTA, NATIONAL
ASSOCIATION, as Master Servicer ("Master Servicer").

                                   WITNESSETH:

     WHEREAS, Cenlar and the Servicer are parties to the Acknowledgment
Agreement, wherein Cenlar has agreed to sub-service certain Securitized Loans for the benefit of the Servicer pursuant to the terms of the Acknowledgment
Agreement and that certain Servicing Agreement, as hereinafter defined;

     WHEREAS, simultaneously herewith, an Amendment to the Servicing Agreement is being entered into by the parties to the Servicing Agreement to delete certain servicing requirements;

     WHEREAS, the Servicer and Cenlar desire to amend the Acknowledgment
Agreement to incorporate the Amendment to the Servicing Agreement into the
Acknowledgment Agreement; and

     WHEREAS, Cenlar, the Servicer and the Master Servicer have agreed that
Cenlar will provide certain reports and certifications with respect to the
Securitized Loans directly to the Master Servicer.

     NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Acknowledgement Agreement.

     2. The fifth recital is deleted and replaced with the following:

        WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of Mortgage Loans dated as of March 1, 2002, as amended by that certain Amendment to Servicing Agreement dated as of December 1,
        2002 (the "Servicing Agreement"), each by and among Wells Fargo Bank
        Minnesota, National Association, as master servicer (the "Master
        Servicer"), the Servicer and TMHL, as the seller (the "Seller"), which
        Servicing Agreement is attached hereto as Exhibit A.

     3. Cenlar shall, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Cenlar), which is a member of the American Institute of Certified Public Accountants, to
furnish to the Seller, the Servicer and the Master Servicer (i) year-end audited
(if available) financial statements of Cenlar and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of Cenlar's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for
Mortgage Bankers, such firm is of the opinion that Cenlar's overall servicing operations have been conducted in compliance with the Uniform Single Attestation
Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     4. Cenlar will, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, deliver to the
Seller, the Servicer and the Master Servicer an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of Cenlar during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers'
knowledge, based on such review, Cenlar has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by Cenlar to remedy such default.

     5. a. An officer of Cenlar shall, using its best efforts by March 20 of each year, but no later than March 30 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30)
days written request, an officer of Cenlar shall execute and deliver an
Officer's Certificate to the Master Servicer for the benefit of such Master
Servicer and its officers, directors and affiliates, certifying as to the following matters:

               (i)  Based on my knowledge, the information in the annual
                    statement of compliance furnished pursuant to Section 4, the annual independent public accountant's servicing report
                    furnished pursuant to Section 3 and all servicing reports, officer's certificates and other information relating to the servicing of the Securitized Loans submitted to the Servicer and the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in
                    light of the circumstances under which such statements were made, not misleading as of the date of this certification;

               (ii) The servicing information required to be provided to the
                    Master Servicer and the Servicer by Cenlar under the

                                       -2-

                    Servicing Agreement and Sub-Servicing Acknowledgment
                    Agreement has been provided to the Servicer and the Master
                    Servicer;

              (iii) I am responsible for reviewing the activities performed by
                    Cenlar under the Servicing Agreement and Sub-Servicing
                    Acknowledgment Agreement and based upon the review required by the Servicing Agreement and Sub-Servicing Acknowledgment
                    Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant's
                    servicing report and all servicing reports, officer's
                    certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer
                    and the Servicer, Cenlar has, as of the date of this
                    certification fulfilled its obligations under the Servicing
                    Agreement and the Sub-Servicing Acknowledgment Agreement;
                    and

               (iv) I have disclosed to the Master Servicer and the Servicer all significant deficiencies relating to Cenlar's compliance
                    with the minimum servicing standards in accordance with a
                    review conducted in compliance with the Uniform Single
                    Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

          b. Cenlar shall indemnify and hold harmless the Master Servicer and the Servicer and their officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by Cenlar or any of its officers, directors, agents or affiliates of its obligations under this Section 5 or the negligence, bad faith or willful misconduct of Cenlar in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master
Servicer or Servicer, then Cenlar agrees that it shall contribute to the amount paid or payable by the Master Servicer or the Servicer as a result of losses, claims, damages or liabilities of the Master Servicer and the Servicer in such proportion as is appropriate to reflect the relative fault of the Master
Servicer or Servicer on the one hand and Cenlar on the other in connection with a breach of Cenlar's obligations under this Section 5 or Cenlar's negligence, bad faith or willful misconduct in connection therewith.

     6. In addition to the events of default set forth in Section 8.01 of the
Servicing Agreement, the failure by Cenlar to duly perform, within the required time period, its obligations under Sections 3, 4 or 5 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Cenlar by any party to this Sub-Servicing Acknowledgment Agreement or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans, shall also be an event of default.

                                       -3-

     7. The remedies set forth in Section 8.01 of the Servicing Agreement shall be available to the Master Servicer and the Servicer with respect to an event of default by Cenlar pursuant to Section 6 hereof.

     8. Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

     9. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

     10. This Amendment becomes effective as of the date first written above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

                                         THORNBURG MORTGAGE HOME LOANS, INC.

                                         By: /s/ Deborah J. Burns
                                             -----------------------------------
                                         Name: Deborah J. Burns
                                         Title: Vice President

                                         CENLAR FSB

                                         By: /s/ David J. Miller, Jr.
                                             -----------------------------------
                                         Name: David J. Miller, Jr.
                                         Title: Senior Vice President

                                         WELLS FARGO BANK MINNESOTA,
                                         NATIONAL ASSOCIATION
                                         as Master Servicer

                                         By: /s/ Peter J. Masterman
                                             -----------------------------------
                                         Name: Peter J. Masterman
                                         Title: Vice President

                                       -4-

            SECOND AMENDMENT TO SUBSERVICING ACKNOWLEDGMENT AGREEMENT

     This Second Amendment to the Subservicing Acknowledgment Agreement dated as of March 1, 2002, as amended by that certain Amendment to Subservicing
Acknowledgment Agreement dated as of December 1, 2002, between Cenlar FSB
("Subservicer") and Thornburg Mortgage Home Loans, Inc., a Delaware corporation
("TMHL") (the "Agreement") is made as of the 1st day of January, 2006, by and between the Subservicer, TMHL, and Wells Fargo Bank, NA, as Master Servicer
("Master Servicer").

                              PRELIMINARY STATEMENT

     WHEREAS, TMHL, the Subservicer and the Master Servicer are parties to the
Agreement, wherein the Subservicer has agreed to subservice the Securitized
Loans;

     WHEREAS, TMHL, the Subservicer and the Master Servicer desire to amend the
Agreement to address the requirements of Regulation AB (as defined herein).

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMHL, the Subservicer and the
Master Servicer agree as follows:

     1. Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Agreement.

     2. Definitions: The following terms are defined as follows:

     Attestation Report: As defined in Section 3.5(a)(ii) and Exhibit II(1).

     Commission: The United States Securities and Exchange Commission.

     Compliance Statement: As defined in Section 3.4 and Exhibit II(1).

     Depositor: With respect to any Securitization Transaction, the entity that purchases Securitized Loans from TMHL and sells the Securitized Loans to the issuer of mortgage-backed securities.

     Distribution Report: The reports on Form 10-D required to be filed by asset-backed issuers with the Commission pursuant to the Exchange Act and the rules promulgated thereunder.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Master Servicer: Wells Fargo Bank, N.A. or any successor appointed by TMHL or any Trustee.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,

2005)) or by the staff of the Commission, or as may be provided by the
Commission or its staff from time to time.

     Sarbanes Certification: As defined in Section 3.5(a)(iii), the form of which is attached hereto as Exhibit II.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Securitized Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Securitized Loans.

     Servicing Assessment: As defined in Section 3.5(a)(i) and Exhibit II(1).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of
Regulation AB, as such may be amended from time to time.

     Subcontractor: Any vendor, subcontractor or other person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Securitized Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation
AB with respect to Securitized Loans under the direction or authority of
Subservicer.

     Subservicer Information: As defined in Section 3.7(a)(i).

     3. Section 3. Regulation AB Requirements/Compliance.

     Section 3.1. Intent of the Parties; Reasonableness. The purpose of this
Section 3 is to facilitate compliance by TMHL, the Master Servicer and any
Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither TMHL, the Master Servicer nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the
Commission thereunder. The Subservicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by TMHL, the Master Servicer or any
Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Therefore, the
Subservicer agrees that (a) the obligations of the Subservicer hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the
Subservicer's obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed markets, advice of counsel, or otherwise in respect of the requirements of
Regulation AB,

                                       -2-

(c) the Subservicer shall comply with requests made by TMHL, the Master Servicer or any Depositor for delivery of additional or different information as TMHL, the Master Servicer or the Depositor may determine in good faith is necessary to comply with Regulation AB, and (d) no amendment of the Agreement shall be required to effect such changes in the Subservicer's obligations as are necessary to accommodate evolving interpretations of the provisions of
Regulation AB. In connection with any Securitization Transaction, the
Subservicer shall cooperate fully with TMHL to deliver to TMHL (including any of its assignees or designees), the Master Servicer and any Depositor, any and all
statements, reports, certifications, records and any other information necessary in the good faith determination of TMHL, the Master Servicer or any Depositor to
permit TMHL, the Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Subservicer or the servicing of Securitized Loans reasonably believed by TMHL, the Master
Servicer or any Depositor to be necessary in order to effect such compliance.

     Section 3.2. Additional Representations and Warranties of Subservicer.

     (a) The Subservicer represents to TMHL, the Master Servicer and to any
Depositor, as of the date on which information is first provided to TMHL, the
Master Servicer or any Depositor under Section 3.3 that, except as disclosed in writing to TMHL, the Master Servicer or such Depositor prior to such date: (i)
the Subservicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Subservicer; (ii) the
Subservicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Subservicer as servicer has been disclosed or reported by the Subservicer; (iv) no material changes to the
Subservicer's policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the
Securitized Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Subservicer's financial condition that could have a material adverse effect on the performance by the Subservicer of its servicing obligations under the
Agreement; (vi) the Subservicer does not utilize any subservicers; (vii) the
Subservicer does not utilize any Subcontractors except for those identified in writing to TMHL pursuant to Section 3.6; (viii) there are no material legal or governmental proceedings pending (or known to be contemplated) against the
Subservicer; and (ix) there are no affiliations, relationships or transactions relating to the Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
Item 1119 of Regulation AB.

     When used herein, the term "servicing" shall also mean "subservicing."

     (b) If so requested by TMHL, the Master Servicer or any Depositor on any
date following the date on which information is first provided to TMHL, the
Master Servicer or any Depositor under Section 3.3, the Subservicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section 3.2 or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                                       -3-

     Section 3.3. Information to be Provided by the Subservicer. In connection with any Securitization Transaction the Subservicer shall (i) within five
Business Days following request by TMHL, [the Master Servicer] or any Depositor, provide to TMHL, the Master Servicer and such Depositor, in writing and in form and substance reasonably satisfactory to TMHL, [the Master Servicer] and such
Depositor, the information and materials specified in paragraphs (a), (b) and
(f) of this Section 3.3, and (ii) as promptly as practicable following notice to or discovery by the Subservicer, provide to TMHL, the Master Servicer and any
Depositor (in writing and in form and substance reasonably satisfactory to TMHL, the Master Servicer and such Depositor) the information specified in paragraphs
(d), (e) and (f) of this Section 3.3.

     (a) If so requested by TMHL, the Master Servicer or any Depositor, the
Subservicer shall provide such information regarding the Subservicer as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

          (i) the Subservicer's form of organization;

          (ii) a description of how long Subservicer has been servicing residential mortgage loans; a general discussion of the Subservicer's experience in servicing assets of any type as well as a more detailed discussion of the
Subservicer's experience in, and procedures for, the servicing function it performs under the Agreement; information regarding the size, composition and growth of the Subservicer's portfolio of residential mortgage loans of a type similar to the Securitized Loans and information on factors related to the
Subservicer that may be material, in the good faith judgment of TMHL, the Master
Servicer or any Depositor, to any analysis of the servicing of the Securitized
Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Securitized Loans involving the Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related
Securitization Transaction;

               (2) the extent of outsourcing the Subservicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Subservicer as a servicer during the three-year period immediately preceding the related
Securitization Transaction;

               (4) whether the Subservicer has been terminated as servicer or subservicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
and

               (5) such other information as TMHL, [the Master Servicer] or any
Depositor may reasonably request for the purpose of compliance with Item
1108(b)(2) of Regulation AB;

                                       -4-

          (iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the
Subservicer's policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the
Securitized Loans;

          (iv) information regarding the Subservicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Subservicer could have a material adverse effect on the performance by the Subservicer of its servicing obligations under the
Agreement;

          (v) information regarding advances made by the Subservicer on the
Securitized Loans and the Subservicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Subservicer to the effect that the Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (vi) a description of the Subservicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Securitized Loans;

          (vii) a description of the Subservicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (viii) information as to how the Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

     (b) If so requested by TMHL, the Master Servicer or any Depositor for the
purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Subservicer shall (i)
notify TMHL, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Subservicer and any of the following parties

          (1)  the sponsor;

          (2)  the depositor;

          (3)  the issuing entity;

          (4)  any servicer and master servicer;

          (5)  any trustee;

          (6)  any originator;

          (7)  any significant obligor;

          (8)  any enhancement or support provider; and

          (9)  any other material transaction party.

                                       -5-

(and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to TMHL, the Master
Servicer and any Depositor a description of such proceedings, affiliations or relationships.

     (c) As a condition to the succession to the Subservicer under the Agreement by any Person (i) into which the Subservicer may be merged or consolidated, or
(ii) which may be appointed as a successor to the Subservicer, the Subservicer shall provide to TMHL, [the Master Servicer] and any Depositor at least 15 calendar days prior to the effective date of such succession or appointment, (x)
written notice to TMHL, the Master Servicer and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to TMHL, [the Master Servicer] and such Depositor, all information reasonably requested by TMHL, [the Master Servicer] or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (d) In addition to such information as the Subservicer is obligated to provide pursuant to other provisions of the Agreement, if so requested by TMHL, the Master Servicer or any Depositor, the Subservicer shall provide such information reasonably available to the Subservicer regarding the performance or servicing of the Securitized Loans as is reasonably required to facilitate preparation of Distribution Reports in accordance with Item 1121 of Regulation
AB.

     (e) The Subservicer shall provide to the Master Servicer prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Subservicer, the Subservicer's engagement of any subcontractor or vendor to perform or assist in the performance of any of the Subservicer's obligations under this Agreement, any material litigation involving the
Subservicer, and any affiliation or other significant relationship between the
Subservicer and other transaction parties.

     (f) The Subservicer shall provide to the Master Servicer such additional information as the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, and of the fidelity bond and errors and omissions insurance policy required to be maintained by the Subservicer, financial information and reports, and such other information related to the Servicer or its performance hereunder.

     (g) No later than ten days prior to the deadline for the filing of an
Distribution Report on Form 10-D in respect of any Trust that includes any of the Securitized Loans serviced by the Subservicer, the Subservicer shall provide to the Master Servicer notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                                       -6-

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item
1121(a)(14) of Regulation AB).

     Section 3.4. Servicer Compliance Statement. On or before March 1 of each calendar year, the Subservicer shall deliver to TMHL, the Master Servicer and any Depositor a statement of compliance ("Compliance Statement") addressed to
TMHL, the Master Servicer and such Depositor and signed by an authorized officer of the Subservicer, to the effect that (i) a review of the Subservicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers'
knowledge, based on such review, the Subservicer has fulfilled all of its obligations under the Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     Section 3.5. Report of Assessment of Compliance and Attestation.

     (a) On or before March 1 of each calendar year, commencing in 2007, the
Subservicer shall:

          (i) deliver to TMHL, the Master Servicer and any Depositor a report
(in form and substance reasonably satisfactory to TMHL, the Master Servicer and such Depositor) regarding the Subservicer's assessment of compliance with the
Servicing Criteria ("Servicing Assessment") during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122 of Regulation AB. Such report shall be addressed to TMHL, the Master
Servicer and such Depositor and signed by an authorized officer of the
Subservicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to TMHL and the Master Servicer concurrently with the execution of this Amendment;

          (ii) deliver to TMHL, the Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to TMHL, the Master
Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Subservicer and delivered pursuant to the preceding paragraph ("Attestation Report"). Such attestation shall be in accordance with
Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the
Exchange Act; and

          (iii) deliver to TMHL, the Master Servicer any Depositor and any other
Person that will be responsible for signing the certification required by Rules
13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification (a "Sarbanes Certification") in the form attached hereto as Exhibit II.

                                       -7-

The Subservicer acknowledges that the parties identified in clause (a)(iii)
above may rely on the certification provided by the Subservicer and each
Subcontractor pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     Section 3.6. Subcontractors.

     (a) The Subservicer shall not hire or otherwise utilize the services of any
Subcontractor to fulfill any of the obligations of the Subservicer as servicer under the Agreement unless Subservicer complies with the provisions of paragraph
(b) of this Section. Further, the Subservicer shall not utilize the services of any "Subservicer."

     (b) It shall not be necessary for the Subservicer to seek the consent of
TMHL, the Master Servicer or any Depositor to the utilization of any
Subcontractor. The Subservicer shall provide the name of each Subcontractor to
TMHL prior to utilizing such Subcontractor. The Subservicer shall promptly upon request provide to TMHL, the Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to TMHL, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the
Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which
(if any) of such Subcontractors are "participating in the servicing function"
within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB, the Subservicer shall cause any such Subcontractor used by the
Subservicer for the benefit of TMHL, the Master Servicer and any Depositor to comply with the provisions of Sections 3.5 and 3.7 to the same extent as if such
Subcontractor were the Subservicer. The Subservicer shall be responsible for obtaining from each Subcontractor and delivering to TMHL, the Master Servicer and any Depositor each Servicing Assessment, and Attestation Report and Sarbanes
Certification required to be delivered by such Subcontractor under Section 3.5, in each case as and when required to be delivered.

     Section 3.7. Indemnification; Remedies.

     (a) The Subservicer shall indemnify TMHL, each affiliate of TMHL and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the
Depositor (each an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                       -8-

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Section 3 by or on behalf of the
Subservicer, or provided under this Article X by or on behalf of any
Subcontractor (the "Subservicer Information"), or (B) the omission or alleged omission to state in the Subservicer Information a material fact required to be stated in the Subservicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Subservicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Subservicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Subservicer to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 3, including any failure by the Subservicer to identify pursuant to Section 3.6(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Subservicer of a representation or warranty set forth in Section 3.2(a) or in a writing furnished pursuant to Section 3.2(b)
and made as of a date prior to the closing date of the related Securitization
Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Subservicer of a representation or warranty in a writing furnished pursuant to Section 3.2(b) to the extent made as of a date subsequent to such closing date.

     In the case of any failure of performance described in clause (a)(ii) of this Section 3.7, the Subservicer shall promptly reimburse TMHL, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to
Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such
Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by Subservicer or any Subcontractor.

     (b) The Subservicer shall indemnify and hold harmless the Master Servicer and each of its directors, officers, employees, agents and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any breach by the Subservicer of any of its obligations hereunder, including particularly its obligations to provide any
Servicing Assessment, Attestation Report, Compliance Statement or any
information, data or materials required to be included in any Exchange Act report, (ii) any misstatement or omission in any information, data or materials provided by the Subservicer hereunder, or (iii) the negligence, bad faith or willful misconduct of the Subservicer in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Subservicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of any claims, losses, damages or liabilities incurred by the Master
Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Subservicer on the other. This indemnification shall survive the termination of the Agreement or the termination of any party to the Agreement.

                                       -9-

     (c) (i) Any failure by the Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 3, or any breach by the Subservicer of a representation or warranty set forth in Section 3.2(a) or in a writing furnished pursuant to Section 3.2(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Subservicer of a representation or warranty in a writing furnished pursuant to Section 3.2(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Subservicer under the Agreement, and shall entitle TMHL, the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Subservicer as subservicer under the Agreement without payment
(notwithstanding anything in the Agreement to the contrary) (and, if the
Subservicer is servicing any of the Mortgage Loans in a Securitization
Transaction, appoint a successor servicer reasonably acceptable to any Master
Servicer for such Securitization Transaction) of any compensation to the
Subservicer; provided that to the extent that any provision of the Agreement expressly provides for the survival of certain rights or obligations following termination of the Subservicer as subservicer, such provision shall be given effect.

          (ii) Any failure by the Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 3.4 or 3.5, including any failure by the Subservicer to identify pursuant to Section 3.6(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Subservicer under the Agreement, and shall entitle TMHL, the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Subservicer as subservicer under the Agreement without payment
(notwithstanding anything in the Agreement to the contrary) of any compensation to the Subservicer; provided that to the extent that any provision of the
Agreement expressly provides for the survival of certain rights or obligations following termination of the Subservicer as subservicer, such provision shall be given effect.

          (iii) The Subservicer shall promptly reimburse TMHL (or any designee of TMHL, the Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by TMHL (or such designee), the Master Servicer or such Depositor, as such are incurred, in connection with the termination of the
Subservicer as subservicer and the transfer of servicing of the Securitized
Loans to a successor subservicer. The provisions of this paragraph shall not limit whatever rights TMHL, the Master Servicer or any Depositor may have under other provisions of the Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (d) The Subservicer shall indemnify and hold harmless TMHL, the respective present and former directors, officers, employees and agents of TMHL, each affiliate of TMHL, and each person, if any, who controls TMHL (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act),
from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims,

                                      -10-

liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the information provided by the Subservicer and included in any offering materials relating to a Securitization Transaction, including without limitation, the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (the
"Securitization Materials") or the omission or alleged omission to state in the
Securitization Materials a material fact required to be stated in the
Securitization Materials a material fact required to be stated in the
Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This indemnification shall survive the termination of the Agreement or the termination of the Agreement.

     Section 3.8. Event of Default. The following shall be an event of default under the Agreement:

     Any failure by the Subservicer to duly perform, within the required time period, its obligations to provide any Assessment of Compliance,
     Attestation Report, Compliance Statement, Sarbanes Certification, or any
     other information, data or materials required to be provided hereunder, including any items required to be included in any 1934 Act report, which failure continues unremedied for a period of ten days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Subservicer by any party to this Agreement or the Trustee.

     Section 3.9. For purposes of the Agreement, including but not limited to
Section 3.5, related to the requirements of delivery of Servicing Assessments,
Attestation Reports, Compliance Statements, Sarbanes Certifications, and
additional monthly reporting requirements, the Master Servicer shall be considered a third-party beneficiary of the Agreement, entitled to all the rights and benefits thereof as if it were a direct party to the Agreement.

     4. Exhibit I is added to the Agreement and incorporated herein.

     5. Exhibit II is added to the Agreement and incorporated herein.

     6. This Amendment supercedes the provisions of the Amendment to the
Subservicing Acknowledgment Agreement dated December 1, 2002, with respect to
Securitized Loans that are included in a Securitization Transaction that closed or will close on or after January 1, 2006. Except as amended by this Amendment, the terms, conditions and obligations of the Agreement shall remain in full force and effect.

                                      -11-

     7. The remedies set forth in Section 8.01 of the Servicing Agreement shall be available to the Master Servicer and the Servicer with respect to an event of default by Cenlar pursuant to Section 3 hereof.

     8. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

     9. This Amendment becomes effective as of the date first written above.

                                      -12-

     IN WITNESS WHEREOF, each party has caused this Amendment to be signed in its corporate name on behalf of its proper officials duly authorized as of the day , month and year first above written.

                                        Owner/Servicer:

ATTEST:                                 THORNBURG MORTGAGE
                                        HOME LOANS, INC.

By: /s/ Nathan Fellers                  By: /s/ Deborah J. Burns
    ---------------------------------       ------------------------------------
Name: Nathan Fellers                    Name: Deborah J. Burns
Title: Senior Vice President            Title: Senior Vice President

                                        Address: 150 Washington Street, Suite
                                                 302 Santa Fe, New Mexico 87501

                                        Subservicer:

ATTEST:                                 CENLAR FSB

By:                                     By: /s/ Gregory S. Tornquist
    ---------------------------------       ------------------------------------
Name:                                   Name: Gregory S. Tornquist
Title:                                  Title: EVP & CFO

                                        Address: 425 Phillips Boulevard
                                                 Ewing, NJ  08618

                                        Master Servicer:

ATTEST:                                 WELLS FARGO BANK, N.A.

By:                                     By: /s/ Amy Doyle
    ---------------------------------       ------------------------------------
Name:                                   Name: Amy Doyle
Title:                                  Title: Vice President

                                        Address:

                                      -13-

                                    EXHIBIT I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by the Subservicer, and any applicable Subcontractor, shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria". We have identified by name, any
Subcontractor that performs any of the servicing functions listed below:

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
-------------------------------------------------------------------   ----------
    REFERENCE                          CRITERIA
----------------   ------------------------------------------------
                           GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to               X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are                X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements
                   to maintain a back-up Subservicer for the
                   Securitized Loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy         X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                          CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on Securitized Loans are deposited into        X
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than two
                   business days following receipt, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf          X
                   of an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding               X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such          X
                   as cash reserve accounts or accounts established
                   as a form of overcollateralization, are
                   separately maintained (e.g., with X respect to
                   commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a               X
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent        X
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis         X
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
-------------------------------------------------------------------   ----------
    REFERENCE                          CRITERIA
----------------   ------------------------------------------------
                          INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be             X
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B) provide
                   information calculated in accordance with the
                   terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by
                   its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the
                   total unpaid principal balance and number of
                   Securitized Loans serviced by Subservicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and              X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted            X
                   within two business days to Subservicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor          X
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.

                               POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on Securitized Loans is          X
                   maintained as required by the transaction
                   agreements or related Mortgage documents.

1122(d)(4)(ii)     Mortgage and related documents are safeguarded          X
                   as required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the         X
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.

1122(d)(4)(iv)     Payments on Securitized Loans, including any            X
                   payoffs, made in accordance with the related
                   Mortgage documents are posted to Subservicer's
                   obligor records maintained no more than two
                   business days after receipt, or such other
                   number of days specified in the transaction
                   agreements, and allocated to principal, interest
                   or other items (e.g., escrow) in accordance with
                   the related Mortgage documents.

1122(d)(4)(v)      Subservicer's records regarding the Securitized         X
                   Loans agree with Subservicer's records with
                   respect to an obligor's unpaid principal
                   balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of          X
                   an obligor's Securitized Loans (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,              X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are              X
                   maintained during the period a Mortgage is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent Securitized Loans including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where delinquency is
                   deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return        X
                   for Securitized Loans with variable rates are
                   computed based on the related Mortgage
                   documents.

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
-------------------------------------------------------------------   ----------
    REFERENCE                          CRITERIA
----------------   ------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor        X
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   Mortgage documents, on at least an annual basis,
                   or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable Mortgage documents
                   and state laws; and (C) such funds are returned
                   to the obligor within 30 calendar days of full
                   repayment of the related Securitized Loans, or
                   such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as          X
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by Subservicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with           X
                   any payment to be made on behalf of an obligor
                   are paid from Subservicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are          X
                   posted within two business days to the obligor's
                   records maintained by Subservicer, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible            X
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set
                   forth in the transaction agreements.

                                         CENLAR FSB

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

Date:
      --------------------------------

                                   EXHIBIT II

                          FORM OF ANNUAL CERTIFICATION

Re:  Subservicing Acknowledgment Agreement

I, ________________________________, the _______________________ of Cenlar FSB,
certify to [the Depositor], TMHL and Wells Fargo Bank, N.A. (the "Master
Servicer"), and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Subservicer provided in accordance with Item 1123 of Regulation AB (the "Compliance
Statement"), the report on assessment of the Subservicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing
Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities
Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of
Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation
Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Securitized Loans by the
Subservicer during 200[ ] that were delivered by the Subservicer to the Master
Servicer pursuant to the Agreement (collectively, the "Subservicer Servicing
Information");

     (2) Based on my knowledge, the Subservicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Subservicer Servicing Information;

     (3) Based on my knowledge, all of the Subservicer Servicing Information required to be provided by the Subservicer under the Agreement has been provided to the Master Servicer;

     (4) I am responsible for reviewing the activities performed by the
Subservicer as subservicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the
Attestation Report, the Subservicer has fulfilled its obligations under the
Agreement in all material respects; and

     (5) The Compliance Statement required to be delivered by the Subservicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report
required to be provided by the Subservicer and by each Subcontractor (as defined in the Agreement) pursuant to the Agreement, have been provided to the Master
Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

Date:
      --------------------------------

EXHIBIT A

TRANSFER NOTICE

April 20, 2007

You are hereby notified that as of April 27, 2007 (the "Effective Date"), the Securitized Loans listed on the attached schedule (the "Securitized Loans") have been transferred to Thornburg Mortgage Securities Trust 2007-2 (the "Trust"). You agree to service such Securitized Loans as Securitized Loans under that certain Servicing Agreement dated as of March 1, 2002 (the "Servicing Agreement"), as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002 and the Second Amendment to Servicing Agreement dated as of January 1, 2006, by and among Thornburg Mortgage Home Loans, Inc. ("TMHL"), as servicer (the "Servicer"), TMHL, as seller (the "Seller") and Wells Fargo Bank, N. A., as master servicer (the "Master Servicer"), and that certain Sub-Servicing Acknowledgment Agreement dated as of March 1, 2002, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of December 1, 2002, and the Second Amendment to Sub-Servicing Acknowledgement Agreement, dated as of January 1, 2006, therewith (the "Sub-Servicing Agreement"), by and between the Servicer and Cenlar FSB (the "Sub-Servicer"). In addition, you shall recognize the Trust or the Master Servicer or LaSalle Bank National Association (the "Trustee"), acting as agents for the Trust, as having the same rights as TMHL as Seller under the Servicing Agreement with respect to such transferred Securitized Loans. The address for notice for the Trustee for these Securitized Loans is LaSalle Bank National Association, 1842 Barranca Parkway, Irvine, CA, 92606, Attn: Thornburg 2007-2, Fax (949) 705-6001.

THORNBURG MORTGAGE HOME LOANS, INC.
As Seller

By: ______________________
Deborah J. Burns, Senior Vice President

Acknowledged by:

CENLAR FSB, as Sub-Servicer
By: ______________________
Name: Kathleen D'Amore
Title: Vice President

FROM INVESTOR REPORTING (FRI) 4. 20' 07 14:37/ST. 14:36/NO. 4862554272 P 1